DIAMOND HILL SMALL CAP FUND

DIAMOND HILL SMALL-MID CAP FUND

DIAMOND HILL LARGE CAP FUND

DIAMOND HILL SELECT FUND

DIAMOND HILL LONG-SHORT FUND

DIAMOND HILL FINANCIAL LONG-SHORT FUND

DIAMOND HILL STRATEGIC INCOME FUND

EACH A FUND OR SERIES OF
DIAMOND HILL FUNDS

STATEMENT OF ADDITIONAL INFORMATION

April 30, 2007
Amended September 7, 2007

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus dated April 30, 2007. This SAI incorporates by reference the Trust’s Annual Report to Shareholders for the fiscal year ended December 31, 2006 (“Annual Report”). A free copy of the Prospectuses or the Annual Report can be obtained by writing the Sub-Transfer Agent at 303 Broadway, Suite 1100, Cincinnati, Ohio 45202, or by calling 1-888-226-5595.

TABLE OF CONTENTS
PAGE

DESCRIPTION OF THE TRUST

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

INVESTMENT LIMITATIONS

SHARES OF THE FUNDS

THE INVESTMENT ADVISER

TRUSTEES AND OFFICERS

PORTFOLIO TRANSACTIONS AND BROKERAGE

DISTRIBUTION PLANS

DETERMINATION OF SHARE PRICE

TAXES

INVESTMENT PERFORMANCE

CUSTODIAN

SUB-ADMINISTRATOR, SUB-FUND ACCOUNTANT AND SUB-TRANSFER AGENT

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

DISTRIBUTOR

PRINCIPAL HOLDERS OF OUTSTANDING SHARES

FINANCIAL STATEMENTS

DESCRIPTION OF THE TRUST

Diamond Hill Funds (the “Trust”) currently offers seven series of shares, Diamond Hill Small Cap Fund, Diamond Hill Small-Mid Cap Fund, Diamond Hill Large Cap Fund, Diamond Hill Select Fund, Diamond Hill Long-Short Fund, Diamond Hill Financial Long-Short Fund and Diamond Hill Strategic Income Fund (individually a “Fund” and collectively the “Funds”). The Trust is an open-end investment company of the management type registered under the Investment Company Act of 1940, as amended (“1940 Act”), and was established under the laws of Ohio by an Agreement and Declaration of Trust dated January 14, 1997 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value (the “Shares”). Each of the Funds is diversified, as defined in the 1940 Act.

Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of a Fund have equal voting rights and liquidation rights. The Declaration of Trust can be amended by the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the shareholders affected. Each share of a Fund is subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the Fund’s shareholders.

The differing sales charges and other expenses applicable to the different classes of a Fund’s shares may affect the performance of those classes. Broker/dealers and others entitled to receive compensation for selling or servicing Fund shares may receive more with respect to one class than another. The Board of Trustees of the Trust does not anticipate that there will be any conflicts among the interests of the holders of the different classes of Fund shares. On an ongoing basis, the Board will consider whether any such conflict exists and, if so, take appropriate action.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

This section contains a more detailed discussion of some of the investments the Funds may make and some of the techniques each may use. Unless noted, each of the Funds may make the following investments.

A.	Equity Securities

All of the Funds may invest in equity securities. Equity securities consist of common stock, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Warrants are options to purchase equity securities at a specified price for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

Equity securities include S&P Depositary Receipts (“SPDRs”) and other similar instruments. SPDRs are shares of a publicly traded unit investment trust which owns the stock included in the S&P 500 Index, and changes in the price of the SPDRs track the movement of the Index relatively closely. Similar instruments may track the movement of other stock indexes.

A Fund may invest in foreign equity securities by purchasing American Depositary Receipts (“ADRs”). ADRs are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. They are alternatives to the direct purchase of the underlying securities in their national markets and currencies. To the extent that a Fund does invest in ADRs, such investments may be subject to special risks. For example, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser. As a result, the return and net asset value of a Fund will fluctuate. Securities in a Fund’s portfolio may decrease in value or not increase as much as the market as a whole. Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

At times, a portion of a Fund may be invested in companies with short operating histories (“new issuers”) and in initial public offerings (“IPOs”), and such investments could be considered speculative. New issuers are relatively unseasoned and may lack sufficient resources, may be unable to generate internally the funds necessary for growth and may find external financing to be unavailable on favorable terms or even totally unavailable. New issuers will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses. To the extent a Fund invests in smaller capitalization companies, the Fund will also be subject to the risks associated with such companies. Smaller capitalization companies, IPOs and new issuers may experience lower trading volumes than larger capitalization, established companies and may experience higher growth rates and higher failure rates than larger capitalization companies. Smaller capitalization companies, IPOs and new issuers also may have limited product lines, markets or financial resources and may lack management depth.

B.	Repurchase Agreements

All of the Funds may invest in repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from a seller, also known as the repurchase agreement counterparty, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest).

If the seller were to default on its repurchase obligation or become insolvent, a Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, there is no controlling legal precedent under U.S. law and there may be no controlling legal precedents under the laws of certain foreign jurisdictions confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although (with respect to repurchase agreements subject to U.S. law) the Board of Trustees of the Trust believes that, under the regular procedures normally in effect for custody of the Fund's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Trust's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered by the SEC to be loans by the Fund under the 1940 Act.

Repurchase agreement counterparties include Federal Reserve member banks with assets in excess of $1 billion and registered broker dealers that the Adviser deems creditworthy under guidelines approved by the Board of Trustees.

C.	Leveraging

Each of the Funds may borrow up to five percent of the value of its total assets from banks to increase its holdings of portfolio securities. Under the Investment Company Act of 1940, as amended, each Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient Fund holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint. Leveraging a Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of Fund shares. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Leveraging will create interest expenses for a Fund, which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, the Fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to shareholders will be reduced.

D.	Short Sales

The Long-Short Fund, Financial Long-Short Fund and Strategic Income Fund may each engage in short sales. When a Fund’s Adviser believes that a security is overvalued, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. If the price of the security decreases in value, the Fund may make a profit and, conversely, if the security increases in value, the Fund will incur a loss because it will have to replace the borrowed security by purchasing it at a higher price. There can be no assurance that the Fund will be able to close out the short position at any particular time or at an acceptable price. Although the Fund's gain is limited to the amount at which it sold a security short, its potential loss is not limited. A lender may request that the borrowed securities be returned on short notice; if that occurs at a time when other short sellers of the subject security are receiving similar requests, a “short squeeze” can occur. This means that the Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short, with purchases on the open market at prices significantly greater than those at which the securities were sold short.

At any time that a Fund has an open short sale position, the Fund is required to segregate with the Custodian (and to maintain such amount until the Fund replaces the borrowed security) an amount of cash or U.S. Government securities or other liquid securities equal to the difference between (i) the current market value of the securities sold short and (ii) any cash or U.S. Government securities required to be deposited with the broker in connection with the short sale (not including the proceeds from the short sale). As a result of these requirements, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest on the immobilized cash or government securities while also being subject to the possibility of gain or loss from the securities sold short. However, depending on arrangements made with the broker or Custodian, the Fund may not receive any payments (including interest) on the deposits made with the broker or Custodian. These deposits do not have the effect of limiting the amount of money the Fund may lose on a short sale - the Fund’s possible losses may exceed the total amount of deposits. The Long Short Fund and the Financial Long-Short Fund will not make a short sale if, immediately before the transaction, the market value of all securities sold short exceeds 40% of the value of the Fund’s net assets. The Strategic Income Fund will not make a short sale if, immediately before the transaction, the market value of all securities sold exceeds 20% of the value of the Fund’s net assets.

The amount of any gain will be decreased and the amount of any loss increased by any premium or interest a Fund may be required to pay in connection with a short sale. It should be noted that possible losses from short sales differ from those that could arise from a cash investment in a security in that the former may be limitless while the latter can only equal the total amount of the Fund’s investment in the security. For example, if the Fund purchases a $10 security, the most that can be lost is $10. However, if the Fund sells a $10 security short, it may have to purchase the security for return to the lender when the market value is $50, thereby incurring a loss of $40.

Short selling also may produce higher than normal portfolio turnover and result in increased transaction costs to a Fund. In addition, because of the asset segregation requirement, the Fund may be required to liquidate other portfolio securities that it otherwise might not have sold in order to meet its obligations, such as paying for redemptions of Fund shares.

E.	U.S. Treasury Obligations

All of the Funds may invest in bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities (“STRIPS”) and Coupon Under Book Entry Safekeeping (“CUBES”). The Funds may also invest in Inflation Indexed Treasury Obligations.

F.	Options Transactions

All of the Funds may write (sell) “covered” call options and purchase covered put options, and purchase call and write put options to close out options previously entered into by the Funds. The purpose of writing covered call options and purchasing covered put options will be to reduce the effect of price fluctuations of the securities owned by a Fund (and involved in the options) on a Fund’s net asset value per share. Although additional revenue may be generated through the use of covered call options, the Adviser does not consider the additional revenues that may be generated as the primary reason for writing covered call options.

A call option gives the holder (buyer) the “right to purchase” a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure the writer’s obligation to deliver the underlying security in the case of a call option, a writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the clearing corporation and of the Exchanges. A put option gives the holder (buyer) the “right to sell” a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A Fund will only write covered call options and purchase covered put options. This means that a Fund will only write a call option or purchase a put option on a security that a Fund already owns. A Fund will not write call options on when-issued securities. A Fund will not write a covered call option or purchase a put option if, as a result, the aggregate market value of all portfolio securities covering call options or subject to put options exceeds 25% of the market value of a Fund’s net assets.

Portfolio securities on which put options will be purchased and call options may be written will be purchased solely on the basis of investment considerations consistent with a Fund's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which a Fund will not do), but capable of enhancing a Fund’s total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, a Fund has no control over when it may be required to sell the underlying securities, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option that a Fund has written expires, that Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security. A Fund will purchase put options involving portfolio securities only when the Adviser believes that a temporary defensive position is desirable in light of market conditions, but does not desire to sell the portfolio security. Therefore, the purchase of put options will be utilized to protect a Fund's holdings in an underlying security against a substantial decline in market value. Such protection is, of course, only provided during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs. The security covering the call or put option will be maintained in a segregated account with a Fund’s custodian. A Fund does not consider a security covered by a call or put option to be “pledged” as that term is used in a Fund’s policy which limits the pledging or mortgaging of its assets.

The premium received is the market value of an option. The premium a Fund will receive from writing a call option, or which a Fund will pay when purchasing a put option, will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the general interest rate environment. Once the decision to write a call option has been made, the Adviser, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by a Fund for writing covered call options will be recorded as a liability of the Fund. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the regular session of trading on the New York Stock Exchange) or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option. The premium paid by a Fund when purchasing a put option will be recorded as an asset of the Fund. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the regular session of trading on the New York Stock Exchange) or, in the absence of such sale, the latest bid price. The assets will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security upon the exercise of the option.

A Fund will only purchase a call option to close out a covered call option it has written. A Fund will only write a put option to close out a put option it has purchased. Such closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect such closing transactions at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold. When a Fund writes a covered call option, or purchases a put option, it runs the risk of not being able to participate in the appreciation of the underlying security above the exercise price, as well as the risk of being required to hold onto securities that are depreciating in value. A Fund will pay transaction costs in connection with the writing or purchasing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

Options written by a Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, a Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred. A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option; however, any loss so incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different call or put option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

A Fund may engage in transactions involving dealer options. Certain risks are specific to dealer options. While a Fund would look to the Clearing Corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of premium paid by a Fund as well as loss of the expected benefit of the transaction. Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, a Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when a Fund writes a dealer option, it generally will be able to close out the option transaction with the dealer to which the Fund originally wrote the option. While a Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until a Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the contra party, a Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, since a Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets that it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund's ability to sell portfolio securities at a time when such a sale might be advantageous. The Staff of the Securities and Exchange Commission has taken the position that purchased dealer options and the assets used to secure written dealer options are illiquid securities. Accordingly, a Fund will treat dealer options as subject to the Fund's limitation on investments in illiquid securities. If the Commission changes its position on the liquidity of dealer options, a Fund will change its treatment of such instruments accordingly.

Certain option transactions have special tax results for a Fund. Listed non-equity options will be considered to have been closed out at the end of a Fund's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses would be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the option. In addition, losses on purchased puts and written covered calls, to the extent they do not exceed the unrealized gains on the securities covering the options, may be subject to deferral until the securities covering the options have been sold. The holding period of the securities covering these options will be deemed not to begin until the option is terminated. Losses on written covered calls and purchased puts on securities may be long-term capital losses, if the security covering the option was held for more than twelve months prior to the writing of the option.

G.	Illiquid Securities

All of the Funds may invest up to 15% of their respective assets (valued at the purchase date) in illiquid securities. Illiquid securities generally include securities that cannot be disposed of promptly and in the ordinary course of business without taking a reduced price. Securities may be illiquid due to contractual or legal restrictions on resale or lack of a ready market. The following securities are considered to be illiquid: repurchase agreements maturing in more than seven days, nonpublicly offered securities and restricted securities. Restricted securities are securities the resale of which is subject to legal or contractual restrictions. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or pursuant to Rule 144 or Rule 144A promulgated under the Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time such security may be sold under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than the price it could have obtained when it decided to sell.

H.	Investment Company Securities

Each Fund may invest in securities issued by other investment companies. Such securities will be acquired by the Funds within the limits prescribed by the 1940 Act. Because other investment companies employ an investment adviser and have other costs associated with their operation, such investments by a Fund may cause shareholders to bear duplicate fees.

The Funds may also invest in various exchange traded funds ("ETFs") and closed-end funds, subject to the Fund's investment objective, policies and strategies. Both ETFs and closed-end funds, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. Both are priced continuously and trade throughout the day.

Investments Unique to the Strategic Income Fund

A.	Government Securities

Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association (“Ginnie Mae”) and the Export-Import Bank, are supported by the full faith and credit of the U.S. Treasury; others, such as the Federal National Mortgage Association (“Fannie Mae”), are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others, such as the Federal Farm Credit Banks and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Fund will invest in the obligations of such agencies or instrumentalities only when the Adviser believes that the credit risk with respect thereto is minimal. For information on mortgage-related securities issued by certain agencies or instrumentalities of the U.S. government, investments unique to the Diamond Hill Strategic Income Fund, see “Additional Information About Fund Investments and Risk Considerations - Mortgage-Related Securities” in this Statement of Additional Information.

B.	Commercial Paper

Commercial paper consists of promissory notes issued by corporations. Although such notes are generally unsecured, the Fund may also purchase secured commercial paper. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return. The Fund only purchases commercial paper that is rated at the time of purchase in the highest or second highest rating category by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”) (such as A-2 or better by Standard & Poor's Corporation (“S&P”), P-2 or better by Moody's Investors Service, Inc. (“Moody’s”) or F-2 or better by Fitch IBCA (“Fitch”)) or if unrated, determined by the Adviser to be of comparable quality. The Fund may also invest in Canadian Commercial Paper which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation and in Europaper which is U.S. dollar denominated commercial paper of a foreign issuer.

C.	Mortgage-Related Securities

Mortgage-Backed Securities (CMOs and REMICs). Mortgage-backed securities include collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduits (“REMICs”). (A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgage obligations principally secured by interests in real property and other permitted investments).

Mortgage-backed securities are debt securities representing interests in pools of mortgage loans assembled for sale to investors by:
•	various governmental agencies such as Ginnie Mae;
•	government-related organizations such as Fannie Mae and Freddie Mac;
•	non-governmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies.

There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue.

Ginnie Mae Securities. Mortgage-related securities issued by Ginnie Mae include Ginnie Mae Mortgage Pass-Through Certificates that are guaranteed as to the timely payment of principal and interest by Ginnie Mae. Ginnie Mae's guarantee is backed by the full faith and credit of the United States. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee.

Fannie Mae Securities. Mortgage-related securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates that are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Mae Certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae.

Freddie Mac Securities. Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Mac Certificates are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac Certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

CMOs and guaranteed REMIC pass-through certificates (“REMIC Certificates”) issued by Fannie Mae, Freddie Mac, Ginnie Mae and private issuers are types of multiple class pass-through securities. Investors may purchase beneficial interests in REMICs, which are known as “regular” interests or “residual” interests. The Fund does not currently intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC Trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage pass-through certificates (the “Mortgage Assets”). The obligations of Fannie Mae, Freddie Mac or Ginnie Mae under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae, Freddie Mac or Ginnie Mae, respectively.

Fannie Mae REMIC Certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

Freddie Mac REMIC Certificates. Freddie Mac guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates (“PCs”). PCs represent undivided interests in specified residential mortgages or participation therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal on certain PCs referred to as “Gold PCs.”

Ginnie Mae REMIC Certificates. Ginnie Mae guarantees the full and timely payment of interest and principal on each class of securities (in accordance with the terms of those classes as specified in the related offering circular supplement). The Ginnie Mae guarantee is backed by the full faith and credit of the United States of America.

REMIC Certificates issued by Fannie Mae, Freddie Mac and Ginnie Mae are treated as U.S. Government securities for purposes of the Fund’s investment policies.

CMOs and REMIC Certificates provide for the redistribution of cash flow to multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. This reallocation of interest and principal results in the redistribution of prepayment risk across to different classes. This allows for the creation of bonds with more or less risk than the underlying collateral exhibits. Principal prepayments on the mortgage loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as “sequential pay” CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

Additional structures of CMOs and REMIC Certificates include, among others, “parallel pay” CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay REMIC Certificates which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the “PAC Certificates”), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount of principal payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.

Limitations on the Use of Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities issued by private issuers including Guaranteed CMOs and REMIC pass-through securities. The Fund may invest in mortgage-backed securities that are rated in one of the four highest rating categories by at least one NRSRO at the time of investment or, if unrated, determined by the Adviser to be of comparable quality.

Stripped Mortgage-Backed Securities. Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving all of the interest from the mortgage assets (“IOS”), while the other class will receive all of the principal (“POS”). Mortgage IOs receive monthly interest payments based upon a notional amount that declines over time as a result of the normal monthly amortization and unscheduled prepayments of principal on the associated mortgage POs.

In addition to the risks applicable to Mortgage-Related Securities in general, SMBS are subject to the following additional risks:

Prepayment/Interest Rate Sensitivity. SMBS are extremely sensitive to changes in prepayments and interest rates. Even though these securities have been guaranteed by an agency or instrumentality of the U.S. Government, under certain interest rate or prepayment rate scenarios, the Fund may lose money on investments in SMBS.

Interest Only SMBS. Changes in prepayment rates can cause the return on investment in IOs to be highly volatile. Under extremely high prepayment conditions, IOs can incur significant losses.

Principal Only SMBS. POs are bought at a discount to the ultimate principal repayment value. The rate of return on a PO will vary with prepayments, rising as prepayments increase and falling as prepayments decrease. Generally, the market value of these securities is unusually volatile in response to changes in interest rates.

Yield Characteristics. Although SMBS may yield more than other mortgage-backed securities, their cash flow patterns are more volatile and there is a greater risk that any premium paid will not be fully recouped. The Adviser will seek to manage these risks (and potential benefits) by investing in a variety of such securities and by using certain analytical and hedging techniques.

The Fund may invest in SMBS to enhance revenues or hedge against interest rate risk. The Fund may only invest in SMBS issued or guaranteed by the U.S. government, its agencies or instrumentalities. Although the market for SMBS is increasingly liquid, certain SMBS may not be readily marketable and will be considered illiquid for purposes of the Fund’s limitations on investments in illiquid securities.

Adjustable Rate Mortgage Loans. The Funds may invest in adjustable rate mortgage loans (“ARMS”). Adjustable interest rates can cause payment increases that some borrowers may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the “Maximum Adjustment”). Other ARMs (“Negatively Amortizing ARMs”) may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to achieve equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or “accelerated amortization”) further reduces the principal balance of the ARM.

Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payment protect borrowers from unlimited interest rate and payment increases.

Certain adjustable rate mortgage loans may provide for periodic adjustments of scheduled payments in order to amortize fully the mortgage loan by its stated maturity. Other adjustable rate mortgage loans may permit their stated maturity to be extended or shortened in accordance with the portion of each payment that is applied to interest as affected by the periodic interest rate adjustments.

There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury bill rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (“LIBOR”), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of the Fund's portfolio and therefore in the net asset value of the Fund's shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

In general, changes in both prepayment rates and interest rates will change the yield on Mortgage-Backed Securities. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. As is the case with fixed mortgage loans, ARMs may be subject to a greater rate of principal prepayments in a declining interest rate environment. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates than if prevailing interest rates remain constant because the availability of fixed rate mortgage loans at competitive interest rates may encourage mortgagors to refinance their ARMs to “lock-in” a lower fixed interest rate. Conversely, if prevailing interest rates rise significantly, ARMs may prepay at lower rates than if prevailing rates remain at or below those in effect at the time such ARMs were originated. As with fixed rate mortgages, there can be no certainty as to the rate of prepayments on the ARMs in either stable or changing interest rate environments. In addition, there can be no certainty as to whether increases in the principal balances of the ARMs due to the addition of deferred interest may result in a default rate higher than that on ARMs that do not provide for negative amortization.

Other factors affecting prepayment of ARMs include changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgage properties and servicing decisions.

Risks Factors of Mortgage-Related Securities

Guarantor Risk. There can be no assurance that the U.S. government would provide financial support to Fannie Mae, Freddie Mac or Ginnie Mae if necessary in the future. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

Interest Rate Sensitivity. If the Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage obligation. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true since in periods of declining interest rates the mortgage obligation underlying the securities are prone to prepayment. For this and other reasons, a mortgage-related security’s stated maturity may be shortened by unscheduled prepayments on the underlying mortgage obligation and, therefore, it is not possible to predict accurately the security's return to the Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the Fund will receive when these amounts are reinvested.

Market Value. The market value of the Fund's adjustable rate Mortgage-Backed Securities may be adversely affected if interest rates increase faster than the rates of interest payable on such securities or by the adjustable rate mortgage loans underlying such securities. Furthermore, adjustable rate Mortgage-Backed Securities or the mortgage loans underlying such securities may contain provisions limiting the amount by which rates may be adjusted upward and downward and may limit the amount by which monthly payments may be increased or decreased to accommodate upward and downward adjustments in interest rates.

Prepayments. Adjustable rate Mortgage-Backed Securities have less potential for capital appreciation than fixed rate Mortgage-Backed Securities because their coupon rates will decline in response to market interest rate declines. The market value of fixed rate Mortgage-Backed Securities may be adversely affected as a result of increases in interest rates and, because of the risk of unscheduled principal prepayments, may benefit less than other fixed rate securities of similar maturity from declining interest rates. Finally, to the extent Mortgage-Backed Securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the Fund's principal investment to the extent of the premium paid. On the other hand, if such securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income.

Yield Characteristics. The yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments, usually monthly, and the possibility that prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. As with fixed rate mortgage loans, adjustable rate mortgage loans may be subject to a greater prepayment rate in a declining interest rate environment. The yields to maturity of the Mortgage-Backed Securities in which the Fund invests will be affected by the actual rate of payment (including prepayments) of principal of the underlying mortgage loans. The mortgage loans underlying such securities generally may be prepaid at any time without penalty. In a fluctuating interest rate environment, a predominant factor affecting the prepayment rate on a pool of mortgage loans is the difference between the interest rates on the mortgage loans and prevailing mortgage loan interest rates (giving consideration to the cost of any refinancing). In general, if mortgage loan interest rates fall sufficiently below the interest rates on fixed rate mortgage loans underlying mortgage pass-through securities, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on the fixed rate mortgage loans underlying the mortgage ass-through securities, the rate of prepayment may be expected to decrease.

D.	Asset-Backed Securities

Asset-backed securities consist of securities secured by company receivables, home equity loans, truck and auto loans, leases, or credit card receivables. Asset-backed securities also include other securities backed by other types of receivables or other assets. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to asset-backed security holders on a pro rata basis.

Prepayment Risks. The issuers of asset-backed securities may be able to repay principal in advance if interest rates fall. Also, the underlying assets (for example, the underlying credit card debt) may be refinanced or paid off prior to maturity during periods of declining interest rates. If asset-backed securities are pre-paid, the Fund may have to reinvest the proceeds from the securities at a lower rate. In addition, potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk. Under certain prepayment rate scenarios, the Fund may fail to recover additional amounts paid (i.e., premiums) for securities with higher interest rates, resulting in an unexpected loss.

E.	Variable and Floating Rate Instruments

Certain obligations purchased by the Fund may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes.

“Variable Amount Master Demand Notes” are demand notes that permit the indebtedness to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between the Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, brokerage, investment banking and other business concerns) must satisfy the same criteria as set forth above for commercial paper. The Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand.

The Fund may acquire “Variable and Floating Rate Instruments.” A variable rate instrument is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value.

A floating rate instrument is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Floating rate instruments are frequently not rated by credit rating agencies; however, unrated variable and floating rate instruments purchased by the Fund will be determined by the Adviser under guidelines established by the Trust's Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. There may be no active secondary market with respect to a particular variable or floating rate instrument purchased by the Fund. The absence of such an active secondary market, could make it difficult for the Fund to dispose of the variable or floating rate instrument involved in the event the issuer of the instrument defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate instruments may be secured by bank letters of credit or other assets. The Fund will purchase a variable or floating rate instrument to facilitate portfolio liquidity or to permit investment of the Fund's assets at a favorable rate of return.

Limitations on the Use of Variable and Floating Rate Notes. Variable and floating rate instruments for which no readily available market exists will be purchased in an amount which, together with securities with legal or contractual restrictions on resale or for which no readily available market exists (including repurchase agreements providing for settlement more than seven days after notice), exceeds 15% of the Fund's net assets only if such instruments are subject to a demand feature that will permit the Fund to demand payment of the principal within seven days after demand by the Fund. There is no limit on the extent to which the Fund may purchase demand instruments that are not illiquid. If not rated, such instruments must be found by the Adviser, under guidelines established by the Trust's Board of Trustees, to be of comparable quality to instruments that are rated high quality. A rating may be relied upon only if it is provided by a nationally recognized statistical rating organization that is not affiliated with the issuer or guarantor of the instruments.

F.	Bank Obligations

Bank obligations consist of bankers' acceptances, certificates of deposit, and time deposits.

“Bankers’ Acceptances” are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers’ acceptances invested in by the Fund will be those guaranteed by domestic and foreign banks and savings and loan associations having, at the time of investment, total assets in excess of $1 billion (as of the date of their most recently published financial statements).

“Certificates of Deposit” are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit will be those of domestic and foreign branches of U.S. commercial banks which are members of the Federal Reserve System or the deposits of which are insured by the Federal Deposit Insurance Corporation, and in certificates of deposit of domestic savings and loan associations the deposits of which are insured by the Federal Deposit Insurance Corporation if, at the time of purchase, such institutions have total assets in excess of $1 billion (as of the date of their most recently published financial statements). Certificates of deposit may also include those issued by foreign banks outside the United States with total assets at the time of purchase in excess of the equivalent of $1 billion.

The Fund may also invest in Eurodollar certificates of deposit, which are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States, and Yankee certificates of deposit, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States. The Fund may also invest in obligations (including banker’s acceptances and certificates of deposit) denominated in foreign currencies (see “Foreign Investments” herein).

“Time Deposits” are interest-bearing non-negotiable deposits at a bank or a savings and loan association that have a specific maturity date. A time deposit earns a specific rate of interest over a definite period of time. Time deposits cannot be traded on the secondary market and those exceeding seven days and with a withdrawal penalty are considered to be illiquid. The Fund utilizes demand deposits in connection with its day-to-day operations. Time deposits will be maintained only at banks or savings and loan associations from which the Fund could purchase certificates of deposit.

G.	Municipal Securities

Municipal Securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, roads, schools, waterworks and sewer systems, and other utilities.

Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities.

In addition, certain debt obligations known as “Private Activity Bonds” may be issued by or on behalf of municipalities and public authorities to obtain funds to provide water, sewage and solid waste facilities; qualified residential rental projects; certain local electric, gas and other heating or cooling facilities; qualified hazardous waste facilities; high-speed intercity rail facilities; governmentally-owned airports, docks and wharves and mass transportation facilities; qualified mortgage; student loan and redevelopment bonds; and bonds used for certain organizations exempt from Federal income taxation.

Certain debt obligations known as “Industrial Development Bonds” under prior Federal tax law may have been issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities; sports facilities; industrial parks; convention or trade show facilities; airport, mass transit, port or parking facilities; air or water pollution control facilities; sewage or solid waste disposal facilities; and facilities for water supply.

Other private activity bonds and industrial development bonds issued to fund the construction, improvement, equipment or repair of privately-operated industrial, distribution, research, or commercial facilities may also be Municipal Securities, but the size of such issues is limited under current and prior Federal tax law. The aggregate amount of most private activity bonds and industrial development bonds is limited (except in the case of certain types of facilities) under federal tax law by an annual “volume cap.” The volume cap limits the annual aggregate principal amount of such obligations issued by or on behalf of all governmental instrumentalities in the state.

The two principal classifications of Municipal Securities consist of “general obligation” and “limited” (or revenue) issues. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer’s general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon appropriation by the issuer’s legislative body. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Private activity bonds and industrial development bonds generally are revenue bonds and thus not payable from the unrestricted revenues of the issuer. The credit and quality of such bonds is generally related to the credit of the bank selected to provide the letter of credit underlying the bond, if any, or to the credit of the underlying corporate user (and any guarantor). Payment of principal of and interest on industrial development revenue bonds is the responsibility of the corporate user (and any guarantor).

The Fund may also acquire “moral obligation” issues, which are normally issued by special purpose authorities, and in other tax-exempt investments including pollution control bonds and tax-exempt commercial paper. The Fund may purchase short-term General Obligations Notes; Tax Anticipation Notes; Bond Anticipation Notes; Revenue Anticipation Notes; Project Notes; and other forms of short-term loans.

Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues. Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the Federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications. Also, the yields on Municipal Securities depend upon a variety of factors, including general money market conditions; coupon rate; the financial condition of the issuer; general conditions of the municipal bond market; the size of a particular offering; the maturity of the obligations; and the rating of the issue.

The ratings of Moody’s and S&P represent their opinions as to the quality of Municipal Securities. However, ratings are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by the Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligations.

Municipal securities may include obligations of municipal housing authorities and single-family mortgage revenue bonds. Weaknesses in Federal housing subsidy programs and their administration may result in a decrease of subsidies available for payment of principal and interest on housing authority bonds. Economic developments, including fluctuations in interest rates and increasing construction and operating costs, may also adversely impact revenues of housing authorities. In the case of some housing authorities, inability to obtain additional financing could also reduce revenues available to pay existing obligations.

Single-family mortgage revenue bonds are subject to extraordinary mandatory redemption at par in whole or in part from the proceeds derived from prepayments of underlying mortgage loans and also from the unused proceeds of the issue within a stated period which may be within a year from the date of issue.

Risk Factors in Municipal Securities

Information Risk. Information about the financial condition of issuers of Municipal Securities may be less available than about corporations having a class of securities registered under the Securities Exchange Act of 1934.

State and Federal Laws. An issuer’s obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

Litigation and Current Developments. Such litigation or conditions may from time to time materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Fund’s Municipal Securities in the same manner.

H.    Foreign Investments

The Fund may invest in certain debt obligations or debt securities of foreign issuers. Possible investments include debt securities (e.g., bonds and commercial paper) of foreign entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, Eurodollar Certificates of Deposit, Eurodollar Time Deposits, Eurodollar Bankers' Acceptances, Canadian Time Deposits and Yankee Certificates of Deposits, and investments in Canadian Commercial Paper, and Europaper.

Risk Factors of Foreign Investments

Political and Exchange Risks. Foreign investments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations.

Higher Transaction Costs. Foreign investments may entail higher custodial fees and sales commissions than domestic investments.

Accounting and Regulatory Differences. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks are not regulated by U.S. banking authorities and may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. In addition, foreign banks generally are not bound by the accounting, auditing, and financial reporting standards comparable to those applicable to U.S. banks.

Currency Risk. Foreign securities are typically denominated in foreign currencies. The value of the Fund’s investments denominated in foreign currencies and any funds held in foreign currencies will be affected by:

•	Changes in currency exchange rates;
•	The relative strength of those currencies and the U.S. dollar; and
•	Exchange control regulations.

Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund.

Limitations on the Use of Foreign Investments. Investments in all types of foreign obligations or securities will not exceed 10% of the net assets of the Fund.

I.	Short-Term Funding Agreements

To enhance yield, the Fund may make limited investments in short-term funding agreements issued by banks and highly rated U.S. insurance companies. Short-term funding agreements issued by insurance companies are sometimes referred to as Guaranteed Investment Contracts (“GICs”), while those issued by banks are referred to as Bank Investment Contracts (“BICs”). Pursuant to such agreements, the Fund makes cash contributions to a deposit account at a bank or insurance company. The bank or insurance company then credits to the Fund on a monthly basis guaranteed interest at either a fixed, variable or floating rate. These contracts are general obligations of the issuing bank or insurance company (although they may be the obligations of an insurance company separate account) and are paid from the general assets of the issuing entity.

The Fund will purchase short-term funding agreements only from banks and insurance companies which, at the time of purchase, are rated in one of the three highest rating categories and have assets of $1 billion or more. Generally, there is no active secondary market in short-term funding agreements. Therefore, short-term funding agreements may be considered by the Fund to be illiquid investments. To the extent that a short-term funding agreement is determined to be illiquid, such agreements will be acquired by the Fund only if, at the time of purchase, no more than 15% of the Fund's net assets will be invested in short-term funding agreements and other illiquid securities.

J.	Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. Futures contracts may be utilized by the Fund with respect to fixed-income securities, foreign currencies, or financial indices, including indices of U.S. government securities, foreign government securities, equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated “contract markets” by the Commodities Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (“FCM”), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

Margin Requirements. The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the FCM when the contract is entered into. Initial margin deposits:

•	are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded,
•	may be maintained in cash or certain other liquid assets by the Fund’s custodian for the benefit of the FCM, and
•	similar to good faith deposits or performance bonds.

Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund’s investment limitations. If the value of either party's position declines, that party will be required to make additional “variation margin” payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to the Fund only in proportion to the amount received by the FCM's other customers. The Trust will attempt to minimize this risk by carefully monitoring the creditworthiness of the FCMs with which they do business and by depositing margin payments in a segregated account with the Trust's custodian.

SEC Segregation Requirements. In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the SEC. Under those requirements, where the Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contacts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established). However, segregation of assets is not required if the Fund “covers” a long position.

Liquidity Impact of Margin and SEC Segregation Requirements. Although the Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets will be available to the Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because the Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, the Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

Limits on Futures Contracts. The Fund intends to comply with guidelines of eligibility for exclusion from the definition of the term “commodity pool operator” adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. The Fund will use futures contracts and related options primarily for bona fide hedging purposes within the meaning of CFTC regulations. To the extent that the Fund holds positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the Fund’s net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

Purpose of Utilizing Futures. The Fund's primary purpose in entering into futures contracts is to protect the Fund from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt security. If the Fund owns Treasury bonds and the portfolio manager expects interest rates to increase, the Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as the Fund selling Treasury bonds in its portfolio. If interest rates increase as anticipated, the value of the Treasury bonds would decline, but the value of the Fund’s interest rate futures contract will increase, thereby keeping the net asset value of the Fund from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, the Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although the Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

Risk Factors in Futures Transactions

Liquidity. Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Fund's access to other assets held to cover its futures positions also could be impaired.

Risk of Loss. Futures contracts entail risks. Although the Fund believes that use of such contracts will benefit the Fund, the Fund's overall performance could be worse than if the Fund had not entered into futures contracts if the Adviser's investment judgment proves incorrect. In addition, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices that reflect the rising market and may occur at a time when the sales are disadvantageous to the Fund.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market that may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the amount were then closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. The Fund will only engage in futures transactions when it is believed these risks are justified and will engage in futures transactions primarily for risk management purposes.

Correlation Risk. The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Fund will not match exactly the Fund’s current or potential investments. The Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests, which involves a risk that the futures position will not correlate precisely with the performance of the Fund’s investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with the Fund’s investments. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between the Fund’s investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. The Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund’s futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Fund’s other investments.

K.	Structured Instruments

The Funds may invest in structured instruments. Structured instruments are debt securities issued by agencies of the U.S. Government (such as Ginnie Mae, Fannie Mae, and Freddie Mac), banks, corporations, and other business entities whose interest and/or principal payments are indexed to certain specific foreign currency exchange rates, interest rates, or one or more other reference indices. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. Structured instruments are commonly considered to be derivatives.

The terms of such structured instruments provide that their principal and/or interest payments are adjusted upwards or downwards to reflect changes in the reference index while the structured instruments are outstanding. In addition, the reference index may be used in determining when the principal is redeemed. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the reference index and the effect of changes in the reference index on principal and/or interest payment.

While structured instruments may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured instruments may be less liquid than other debt securities, and the price of structured instruments may be more volatile. If the value of the reference index changes in a manner other than that expected by the Adviser, principal and/or interest payments on the structured instrument may be substantially less than expected. In addition, although structured instruments may be sold in the form of a corporate debt obligation, they may not have some of the protection against counterparty default that may be available with respect to publicly traded debt securities (i.e., the existence of a trust indenture). In that respect, the risks of default associated with structured instruments may be similar to those associated with swap contracts.

The Fund will invest only in structured securities that are consistent with the Fund’s investment objective, policies and restrictions and the Adviser’s outlook on market conditions. In some cases, depending on the terms of the reference index, a structured instrument may provide that the principal and/or interest payments may be adjusted below zero; however, the Fund will not invest in structured instruments if the terms of the structured instrument provide that the Fund may be obligated to pay more than its initial investment in the structured instrument, or to repay any interest or principal that has already been collected or paid back.

Structured instruments that are registered under the federal securities laws may be treated as liquid. In addition, many structured instruments may not be registered under the federal securities laws. In that event, the Fund's ability to resell such a structured instrument may be more limited than its ability to resell other Fund securities. The Fund will treat such instruments as illiquid, and will limit its investments in such instruments to no more than 15% of the Fund’s net assets, when combined with all other illiquid investments of the Fund.

Temporary Strategies

From time to time, each Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, a Fund may hold all or a portion of its assets in money market instruments (high quality income securities with maturities of less than one year), securities of money market funds or U.S. Government repurchase agreements. A Fund may also invest in such investments at any time to maintain liquidity or pending selection of investments in accordance with its policies. As a result, a Fund may not achieve its investment objective. If a Fund acquires securities of money market funds, the shareholders of the Fund will be subject to duplicative management fees and other expenses.

INVESTMENT LIMITATIONS

Fundamental. The investment limitations described below have been adopted by the Trust with respect to each Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this Statement of Additional Information, the term “majority” of the outstanding shares of a Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices that may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered nonfundamental (“Nonfundamental”).

1. Borrowing Money. A Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude a Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2. Senior Securities. A Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that the Fund's engagement in such activities is (a) consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff and (b) as described in the Prospectus and the Statement of Additional Information.

3. Underwriting. A Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.

4. Real Estate. A Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude a Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5. Commodities. A Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude a Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

6. Loans. A Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7. Concentration. The Diamond Hill Small Cap Fund, Diamond Hill Small-Mid Cap, Diamond Hill Large Cap Fund, Diamond Hill Select Fund and Diamond Hill Long-Short Fund will not invest 25% or more of their respective total assets in any particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto. The Diamond Hill Financial Long-Short Fund may invest 25% of more of its total assets in the banking and financial institutions industry.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

Nonfundamental. The following limitations have been adopted by the Trust with respect to each Fund and are Nonfundamental (see “Investment Restrictions” above).

1. Pledging. A Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any of its assets except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2. Borrowing. A Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

3. Margin Purchases. A Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

4. Options. A Fund will not purchase or sell puts, calls, options or straddles, except as described in the Prospectus and the Statement of Additional Information.

5. Reverse Repurchase Agreements. A Fund will not enter into reverse repurchase agreements.

SHARES OF THE FUNDS

The Diamond Hill Small Cap Fund, Diamond Hill Small-Mid Cap Fund, Diamond Hill Large Cap Fund, Diamond Hill Select Fund, Diamond Hill Long-Short Fund, Diamond Hill Financial Long-Short Fund and Diamond Hill Strategic Income Fund each are registered to offer Class A, Class C and Class I shares. All three classes of shares represent an interest in the same portfolio of investments of a Fund and have the same rights, except that each class has exclusive voting rights with respect to its Rule 12b-1 distribution plan. The net asset value per share of each of the classes is expected to differ from time to time.

•	Class A Shares

The public offering price for Class A shares of the Diamond Hill Small Cap Fund, Diamond Hill Small-Mid Cap Fund, Diamond Hill Large Cap Fund, Diamond Hill Select Fund, Diamond Hill Long-Short Fund and Diamond Hill Financial Long-Short Fund is the next determined NAV plus a sales charge as shown in the following table.

	Sales Charge as % of		Financial Intermediary
Amount of Investment	Public Offering Price	Net Amount Invested	Commission as % of Public Offering Price
Less than $100,000	5.00%	5.26%	4.75%
$100,000 but less than $250,000	4.00%	4.17%	3.75%
$250,000 but less than $500,000	3.00%	3.09%	2.75%
$500,000 but less than $750,000	2.00%	2.04%	1.75%
$750,000 but less than $1,000,000	1.00%	1.01%	0.75%
$1,000,000 or more	None	None	None

The public offering price for Class A shares of the Diamond Hill Strategic Income Fund is the next determined NAV plus a sales charge as shown in the following table.

	Sales Charge as % of		Financial Intermediary
Amount of Investment	Public Offering Price	Net Amount Invested	Commission as % of Public Offering Price
Less than $100,000	3.50%	3.63%	3.25%
$100,000 but less than $250,000	2.75%	2.83%	2.50%
$250,000 but less than $500,000	2.00%	2.04%	1.75%
$500,000 but less than $750,000	1.25%	1.27%	1.00%
$750,000 but less than $1,000,000	0.50%	0.50%	0.25%
$1,000,000 or more	None	None	None

The Diamond Hill Funds permit you to reduce the initial sales charge you pay on Class A Shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the Diamond Hill Funds in which you invest (as described below) even if such Diamond Hill Funds are held in accounts with different Financial Intermediaries, as well as purchases of shares of all Diamond Hill Funds to be held in accounts owned by your spouse or children under the age of 21 who share your residential address. It is your responsibility when investing to inform your Financial Intermediary or the Funds that you would like to have one or more Diamond Hill Funds linked together for purposes of reducing the initial sales charge.

•
Right of Accumulation: You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on the current market value of your Class A and Class C holdings from prior purchases through the Right of Accumulation. To calculate the sales charge applicable to your net purchase of Class A Shares, you may aggregate your investment with the current market value of any Class A or Class C Shares of a Diamond Hill Fund held in:

1.	Your account(s);
2.	Your spouse’s account(s);
3.	Account(s) of children under the age of 21 who share your residential address;
4.
Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

5.	Solely controlled business accounts; and
6.	Single-participant retirement plans of any of the individuals in items (1) through (3) above.

In order to obtain any reduction in the initial sales charge, you must, before purchasing Class A shares, inform your Financial Intermediary if you have any of the above types of accounts that can be aggregated with your current investment in Class A shares to reduce the applicable sales charge. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the Funds may verify (1) the number of shares of the Diamond Hill Funds held in your account(s) with the Diamond Hill Funds, (2) the number of shares of the Diamond Hill Funds held in your account(s) with a Financial Intermediary, and (3) the number of shares of the Diamond Hill Funds held in an account with a Financial Intermediary owned by your spouse or by children under the age of 21 who share your residential address.

•
Letter of Intent: You may purchase Class A Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. The Fund will combine the value of your current purchases with the current value of any Class A Shares you purchased previously for (i) your account, (ii) your spouse’s account, (iii) a joint account with your spouse, or (iv) your minor children’s trust or custodial accounts. A fiduciary purchasing shares for the same fiduciary account, trust or estate may also consider the value of Class A Shares purchased previously that were sold subject to a sales charge. In other words, a Letter of Intent allows you to purchase Class A Shares of a Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The Fund will also consider the value of Class A Shares sold at NAV. Class A Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge on the purchase of Class A Shares based on shares you intend to purchase over the 13-month period, you must send the Fund a Letter of Intent. In calculating the total amount of purchases, you may include in your letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of shares stated in the Letter. The Letter does, however, authorize the Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase of Class A Shares at the end of the 13-month period, the Fund’s transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced sales charge rate (based on the amount you intended to purchase) and the sales charge rate that would normally apply (based on the actual amount you purchased).

Additional information regarding the reduction of Class A sales charges is available in the Funds’ Statement of Additional Information. To take advantage of the Right of Accumulation and/or a Letter of Intent, contact your Financial Intermediary. To determine if you are eligible for these programs or to request a copy of the Statement of Additional Information, call
1-888-226-5595. These programs may be terminated or amended at any time.

Sales Charge Waivers
No sales charge is imposed on Class A Shares of the Funds if the shares were:
1.	Acquired in exchange for shares of another Diamond Hill Fund if a comparable sales charge has been paid for the exchanged shares.
2.
Bought by officers, directors or trustees, and employees and their immediate family members (i.e., spouses, children, grandchildren, parents, grandparents and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of:

- The Diamond Hill Funds.
- Diamond Hill Investment Group, Inc. and its subsidiaries and affiliates.
- The Distributor and its subsidiaries and affiliates.
- Broker-dealers or financial institutions who have entered into dealer agreements with the Funds or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a broker-dealer or financial institution with respect to sales of Fund shares).
3.	Bought by advisory clients of Diamond Hill Investment Group, Inc. and its subsidiaries and affiliates.
4.
Bought by certain retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those plans qualified under sections 401(k), 403(b) or 457 of the Internal Revenue Code and “rabbi trusts.”

5.
Bought by Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, or clients of such Financial Intermediaries who place trades for their own accounts if the accounts are linked to the master account of such Financial Intermediary.

6.	Bought by an investment adviser, broker-dealer or financial planner, provided arrangements are pre-approved.
7.
Bought by a bank, trust company or thrift institution that is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund’s Distributor.

8.	Bought by employer-sponsored health savings accounts.
9.
Bought with proceeds from the sale of Class I Shares of a Diamond Hill Fund or acquired in a transfer of Class I Shares of a Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

10.	Bought with proceeds from the sale of Class A Shares of a Diamond Hill Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.
11.	Bought in connection with plans of reorganizations of a Diamond Hill Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.
12.
Bought by a “charitable organization” as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.

To take advantage of any of these Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-888-226-5595 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

•	Class C Shares

Class C shares are offered at NAV, without any upfront sales charge. However, Class C shares are subject to a contingent deferred sales charge (“CDSC”) (based on the lower of the shares’ cost and current NAV) of 1% if redeemed within one year of the purchase date. No CDSC will be charged if you redeem your shares after one year of the purchase date. The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example: if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month. In determining whether the CDSC applies to a redemption of C Shares, C Shares not subject to a CDSC are redeemed first.

The CDSC will be waived (i) on redemption of shares following the death of the shareholder and (ii) on certain redemptions in connection with IRAs and other qualified retirement plans.

•	Class I Shares

Class I shares (institutional shares) are registered to be offered by the Diamond Hill Small Cap Fund, Diamond Hill Small-Mid Cap Fund, Diamond Hill Large Cap Fund, Diamond Hill Select Fund, Diamond Hill Long-Short Fund, Diamond Hill Financial Long-Short Fund and Diamond Hill Strategic Income Fund and are not subject to a sales charge or any 12b-1 fees. Class I shares are only available for purchase by the following qualified institutional investors: a bank, savings institution, trust company, insurance company, investment company, pension or profit sharing trust, or other entity deemed by the principal underwriter to be a financial institution or institutional buyer or a broker-dealer, whether the purchaser is acting for itself or in some fiduciary capacity.

Sales charges may be waived for the following:

•
Trustees, directors, officers and employees of the Trust, the Adviser, service providers of the Trust, including members of the immediate family of such individuals (including mother, father, brothers, sisters, grandparents and grandchildren) and immediate relatives of deceased employees of any of the foregoing and employee benefit plans established by such entities, or any investment advisory clients of the Adviser and its affiliates.

•	Broker-dealers with selling agreements with the distributor and employee benefit plans established by same.

•	Clients of the Funds’ Adviser and shareholders of Diamond Hill Investment Group, Inc.

•	Employer-sponsored retirement plans, including pension, profit-sharing or deferred compensation plans which are qualified under Sections 401(a), 403(b) or 457 of the Internal Revenue Code.

•
Processing organizations (broker-dealers, banks or other financial institutions) that have a sales agreement with the distributor. When shares are purchased this way, the processing organization, rather than its customer, may be the shareholder of record of the shares. The minimum initial and subsequent investments in a Fund for shareholders who invest through a processing organization generally will be set by the processing organization. Processing organizations may also impose other charges and restrictions in addition to or different from those applicable to investors who remain the shareholder of record of their shares. Thus, an investor contemplating investing with a Fund through a processing organization should read materials provided by the processing organization in conjunction with this Prospectus.

•	Directors, officers, full-time employees, sales representatives and their employees or any investment advisory clients of a processing organization having a sales agreement with the distributor.

•
Any person who pays for the shares with the proceeds of the sale of non-Diamond Hill Fund shares. To qualify, you must have paid an initial sales charge or CDSC on the shares sold. You must purchase the new shares within 60 days of the redemption, and you must request the waiver when you purchase the new shares. The Trust may require evidence that you qualify for this waiver.

Additional Purchase and Redemption Information

Generally, all purchases must be made in cash. However, the Funds reserve the right to accept payment in readily marketable securities instead of cash in accordance with procedures approved by the Funds’ Board of Trustees. If payment is made in securities, the applicable Fund will value the securities in the same manner in which it computes its NAV.

Generally, all redemptions will be for cash. However, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash in accordance with procedures approved by the Funds’ Board of Trustees. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

THE INVESTMENT ADVISER

Diamond Hill Capital Management, Inc., 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215 (the “Adviser”) is the Investment Adviser for the Diamond Hill Small Cap Fund, Diamond Hill Small-Mid Cap Fund, Diamond Hill Large Cap Fund, Diamond Hill Select Fund, Diamond Hill Long-Short Fund, Diamond Hill Financial Long-Short Fund and Diamond Hill Strategic Income Fund. The Adviser is a wholly owned subsidiary of Diamond Hill Investment Group, Inc.

Under the terms of each Fund’s management agreement with its Adviser (each a “Management Agreement”), the Adviser manages the Fund’s investments. As compensation for management services, the Diamond Hill Small Cap Fund, Diamond Hill Small-Mid Cap Fund, Diamond Hill Large Cap Fund, Diamond Hill Select Fund, Diamond Hill Long-Short Fund, Diamond Hill Financial Long-Short Fund and Diamond Hill Strategic Income Fund are obligated to pay the Adviser fees computed and accrued daily and paid monthly at an annual rate of 0.80%, 0.75%, 0.60%, 0.70%, 0.90%, 1.00% and 0.50% respectively, of the average daily net assets of the respective Fund.

The Funds paid investment management fees to their respective advisers for the following fiscal periods:

	Fiscal Year Ended December 31, 2006	Fiscal Year Ended December 31, 2005	Fiscal Year Ended December 31, 2004
Small Cap Fund	$4,023,095	$1,240,063	$240,089
Small-Mid Cap Fund	$ 90,689	-	-
Large Cap Fund	$1,640,217	$ 262,273	$ 77,832
Select Fund	$ 99,510	-	-
Long-Short Fund	$7,019,583	$1,443,804	$329,519
Financial Long-Short Fund	$ 281,198	$ 226,078	$180,394
Strategic Income Fund	$ 494,045	$ 325,086	$174,188

The Adviser retains the right to use the name “Diamond Hill” in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust's right to use the name “Diamond Hill” automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Adviser on ninety days written notice.

The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank were prohibited from continuing to perform all or a part of such services, management of the Funds believes that there would be no material impact on a Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. A Fund may from time to time purchase securities issued by banks that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

Under the terms of the Funds’ Fifth Amended and Restated Administrative, Fund Accounting And Transfer Agency Services Agreement with the Adviser (the “Administration Agreement”), most recently amended on April 30, 2007, the Adviser renders all administrative, fund accounting, transfer agency and supervisory services to the Funds. The Adviser oversees the maintenance of all books and records with respect to the Funds' securities transactions and the Funds' book of accounts in accordance with all applicable federal and state laws and regulations. The Adviser also arranges for the preservation of journals, ledgers, corporate documents, brokerage account records and other records which are required pursuant to Rule 31a-1 promulgated under the 1940 Act. The Adviser is also responsible for the equipment, staff, office space and facilities necessary to perform its obligations. The Adviser may delegate any or all of its responsibilities under the Administration Agreement to one or more third-party service providers.

Under the Administration Agreement, the Adviser assumes and pays all ordinary expenses of the Funds not assumed by the Funds. The Funds pay all brokerage fees and commissions, custodian, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and extraordinary or non-recurring expenses. The Funds also pay expenses, which it is authorized to pay pursuant to Rule 12b-1 under the Act.

Pursuant to the Administration Agreement, effective April 30, 2007 the Administrator receives a fee, which is paid monthly at an annual rate of 0.32% of each Fund’s average daily net assets of Class A and Class C Shares and 0.18% of the average daily net assets of Class I shares. The Funds paid the following total administrative services fee to the Administrator for the following fiscal periods:

	Fiscal Year Ended December 31, 2006	Fiscal Year Ended December 31, 2005	Fiscal Year Ended December 31, 2004
Small Cap Fund	$1,777,106	$618,843	$135,050
Small-Mid Cap Fund	$ 37,220	-	-
Large Cap Fund	$ 961,401	$167,202	$ 50,035
Select Fund	$ 48,201	-	-
Long-Short Fund	$2,570,881	$602,839	$164,759
Financial Long-Short Fund	$ 103,930	$ 94,451	$ 81,177
Strategic Income Fund	$ 300,780	$240,200	$156,770

Portfolio Managers Compensation

All of the portfolio managers, and research analysts, are paid by the adviser a competitive base salary based on experience, external market comparisons to similar positions, and other business factors. To align their interests with those of shareholders, all portfolio managers (except R.H. Dillon - see below) also participate in an annual cash and equity incentive compensation program that is tied to the long-term pre-tax investment performance of the Fund(s) in which they manage and also based, in part, on the adviser’s assessment of each portfolio manager’s overall contribution to the investment success of the firm. Long-term performance is defined as the trailing five years (or since the individual became the portfolio manager of the Fund if less than five years). Investment performance is measured against the respective Fund’s benchmark and its Morningstar or Lipper peer group.

  Incentive compensation is paid annually from an incentive pool which is determined by the compensation committee of the adviser’s parent firm, Diamond Hill Investment Group, Inc. The compensation committee, which is comprised of outside members of the board of directors, makes its determination as to the amount of the pool based on overall firm operating margins compared to similar firms. The portfolio managers are also eligible to participate in the Diamond Hill Investment Group, Inc. 401(k) plan and related company match.

R.H. Dillon is one of the portfolio managers and is also the President and Chief Executive Officer of Diamond Hill Investment Group, Inc., a public company and parent corporation of the Adviser. In August 2006 the Company entered into an employment agreement with Mr. Dillon which, among other matters, describes the terms and conditions of his base and incentive compensation. Beginning in 2007, Mr. Dillon’s incentive compensation is based entirely on the company achieving fair and competitive operating profit margins relative to other firms in the investment management industry. Mr. Dillon does not earn any incentive based upon revenue, assets under management or any other measure. Mr. Dillon’s incentive objectives must be reviewed and approved annually by the compensation committee of the board of directors.

Portfolio Manager Holdings

Portfolio managers are encouraged to own shares of the Funds they manage. The following table indicates for each Fund the dollar range of shares beneficially owned by each of the Fund’s portfolio manager as of December 31, 2006. This table includes shares beneficially owned by such portfolio manager through the Diamond Hill 401(k) plan.

Fund	Portfolio Manager / Assistant Portfolio Manager		Dollar Range of Shares in the Fund
			$1 - $10,000	$10,001 - $50,000	$50,001 - $100,000	$100,001 - $500,000	$500,001 - $1,000,000	Over $1,000,000
Small Cap Fund	Ric Dillon	PM				X
	Tom Schindler	PM				X
	Chris Welch	APM	X
Small-Mid Cap Fund	Chris Welch	PM				X
	Tom Schindler	APM	None
	Chris Bingaman	APM			X
Large Cap Fund	Chuck Bath	PM					X
	William Dierker	APM				X
Select Fund	William Dierker	PM			X
	Chuck Bath	APM	X
Long-Short Fund	Ric Dillon	PM						X
	Chuck Bath	PM				X
	Chris Bingaman	APM				X
Financial Long-Short	Chris Bingaman	PM				X
Fund	William Dierker	APM		X
Strategic Income Fund	Kent Rinker	PM						X
	Bill Zox	PM				X
	Rick Moore	APM				X
PM - Portfolio Manager
APM - Assistant Portfolio Manager

The following table indicates the dollar range of shares beneficially owned in aggregate of all Diamond Hill Funds by each of the portfolio managers, principal officers of the Trust, all other employees of the Adviser, and the Adviser’s corporate investments.

Individual	Title	Dollar Range of Shares in all Diamond Hill Funds
		$1 - $10,000	$10,001 - $50,000	$50,001 - $100,000	$100,001 - $500,000	$500,001 - $1,000,000	Over $1,000,000
Ric Dillon	Portfolio Manager						X
Chuck Bath	Portfolio Manager						X
Chris Bingaman	Portfolio Manager					X
William Dierker	Portfolio Manager					X
Rick Moore	Asst. Portfolio Mgr.					X
Tom Schindler	Portfolio Manager				X
Kent Rinker	Portfolio Manager						X
Chris Welch	Portfolio Manager				X
Bill Zox	Portfolio Manager				X
James Laird	President						X
Gary Young	Treasurer and Chief Compliance Officer				X
All other Adviser employees (collectively)	N/A						X
Adviser’s Corporate Investments	N/A						X

Other Portfolio Manager Information

Each of the Portfolio Managers is also responsible for managing other account portfolios in addition to the respective Funds in which they manage. Management of other accounts in addition to the Funds can present certain conflicts of interest, including those associated with different fee structures and various trading practices. The Adviser has implemented specific policies and procedures to address any potential conflicts.

Performance Based Fees

The Adviser manages a private investment partnership fund (a.k.a. “Hedge Fund”) for which part of its fee is based on the performance of the fund. As of result of the performance based fee component, the Adviser may receive additional revenue related to the Hedge Fund. None of the Portfolio Managers receive any direct incentive compensation related to their management of the Hedge Fund; however, revenues from Hedge Fund management will impact the resources available to compensate Portfolio Managers and all staff.

Trade Allocation

The Adviser manages numerous accounts in addition to the Funds. When a Fund and another of the Adviser’s clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction with the same broker on a combined or “blocked” basis. Blocked transactions can produce better execution for a Fund because of increased volume of the transaction. However, when another of the Adviser’s clients specifies that trades be executed with a specific broker, a potential conflict of interest exists related to the order in which those trades are executed and allocated. As a result, the Adviser has adopted a random order execution and allocation policy in which all trade orders occurring simultaneously among one of the Funds and one or more other accounts are executed and allocated based on a random number generation. This helps to ensure that no improper allocation occurs among any clients.

The following tables indicate the number of accounts and asset under management (in millions) for each type of account as of December 31, 2006.

R. H. Dillon, Portfolio Manager, Small Cap Fund and Long-Short Fund
	Number of Accounts		Assets Under Management
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies (Diamond Hill Funds)	2	0	$1,747.8	$0
Other Pooled Investment Vehicles	3	3	$314.3	$314.3
Other Accounts	18	3	$138.8	$101.2

Chuck Bath, Portfolio Manager, Large Cap Fund and Long-Short Fund; Assistant Portfolio Manager, Select Fund
	Number of Accounts		Assets Under Management
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies (Diamond Hill Funds)	3	0	$1,666.8	$0
Other Pooled Investment Vehicles	3	3	$314.3	$314.3
Other Accounts	185	3	$585.6	$101.2

Chris Bingaman, Portfolio Manager, Financial Long-Short Fund; Assistant Portfolio Manager, Small-Mid Cap Fund and Long-Short Fund
	Number of Accounts		Assets Under Management
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies (Diamond Hill Funds)	3	0	$1,299.2	$0
Other Pooled Investment Vehicles	0	0	$0	$0
Other Accounts	10	3	$230.1	$101.2

Bill Dierker, Portfolio Manager, Select Fund; Assistant Portfolio Manager, Large Cap Fund
	Number of Accounts		Assets Under Management
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies (Diamond Hill Funds)	2	0	$434.9	$0
Other Pooled Investment Vehicles	0	0	$0	$0
Other Accounts	181	0	$478.0	$0

Tom Schindler, Portfolio Manager, Small Cap Fund; Assistant Portfolio Manager, Small-Mid Cap Fund
	Number of Accounts		Assets Under Management
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies (Diamond Hill Funds)	2	0	$539.9	$0
Other Pooled Investment Vehicles	0	0	$0	$0
Other Accounts	21	0	$264.6	$0

Chris Welch, Portfolio Manager, Small-Mid Cap Fund; Assistant Portfolio Manager, Small Cap Fund
	Number of Accounts		Assets Under Management
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies (Diamond Hill Funds)	2	0	$539.9	$0
Other Pooled Investment Vehicles	0	0	$0	$0
Other Accounts	21	0	$264.6	$0

Kent Rinker, Portfolio Manager, Strategic Income Fund
	Number of Accounts		Assets Under Management
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies (Diamond Hill Funds)	1	0	$129.3	$0
Other Pooled Investment Vehicles	0	0	$0	$0
Other Accounts	54	0	$129.4	$0

Bill Zox, Portfolio Manager, Strategic Income Fund
	Number of Accounts		Assets Under Management
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies (Diamond Hill Funds)	1	0	$129.3	$0
Other Pooled Investment Vehicles	0	0	$0	$0
Other Accounts	54	0	$129.4	$0

Rick Moore, Assistant Portfolio Manager, Strategic Income Fund
	Number of Accounts		Assets Under Management
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies (Diamond Hill Funds)	1	0	$129.3	$0
Other Pooled Investment Vehicles	0	0	$0	$0
Other Accounts	54	0	$129.4	$0

TRUSTEES AND OFFICERS

The names of the Trustees and executive officers of the Trust are shown below. Each Trustee or officer who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, is indicated by an asterisk.

Name, Address and Age	Position Held	Year First Elected a Trustee and/or Officer of the Fund[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee[2]
"Non-Interested" Trustees:

Elizabeth P. Kessler Year of Birth: 1968 c/o Diamond Hill Funds 325 John H. McConnell Boulevard, Suite 200 Columbus, Ohio 43215	Trustee	Since November 2005	Attorney - Jones Day	7	None

Thomas E. Line Year of Birth: 1967 c/o Diamond Hill Funds 325 John H. McConnell Boulevard, Suite 200 Columbus, Ohio 43215	Trustee	Since November 2005	Managing Director and Chief Financial Officer, Red Capital Group (mortgage and investment banking subsidiary of National City Bank), October 2005 to present; Vice President and Treasurer, Red Capital Group, September 2004 to September 2005; President, Focused Financial Consulting, Inc. (financial consulting), March 2002 to September 2004; Chief Operating Officer, Meeder Financial, Inc. (parent of investment adviser and mutual fund servicing companies), June 1998 to March 2002.	7	None

D’Ray Moore Year of Birth: c/o Diamond Hill Funds 325 John H. McConnell Boulevard, Suite 200 Columbus, Ohio 43215	Trustee	Since August 2007	Retired, Community Volunteer from November 2001until Present	7	American Performance Funds

George A. Skestos Year of Birth: 1968 c/o Diamond Hill Funds 325 John H. McConnell Boulevard, Suite 200 Columbus, Ohio 43215	Trustee	Since August 2000	Managing Member, Arcadia Holdings, LLC (private investment banking firm), May 2001 until present; President of Homewood Corporation, 750 Northlawn Drive, Columbus, Ohio, a real estate development firm, September 1999 to May 2001.	7	None

“Interested Officers”

James F. Laird [3] Year of Birth: 1957 325 John H. McConnell Boulevard, Suite 200 Columbus, Ohio 43215	President	Since December 2001
Chief Financial Officer of Diamond Hill Investment Group, Inc. since December 2001; President of Diamond Hill Securities, Columbus, Ohio, since July 2001; Vice President-Corporate Strategy with Nationwide Insurance from January 2001 to July 2001; Senior Vice President-Product Development with Villanova Capital from February 1999 through December 2000; Vice President and General Manager with Nationwide Advisory Services from January 1995 through February 1999 and Treasurer with Nationwide Mutual Funds from January 1995 through December 2000.
			N/A	None

Gary R. Young[3] Year of Birth: 1969 325 John H. McConnell Boulevard, Suite 200 Columbus, Ohio 43215	Treasurer, Secretary and Chief Compliance Officer	Since May 2004 Since September 2004
Controller of Diamond Hill Investment Group, Inc. since April 2004; Director of Mutual Fund Administration with Banc One Investment Advisors from October 1998 through April 2004; Vice President and Manager of Mutual Fund Accounting and Financial Reporting with First Chicago NBD from January 1996 through October 1998.
			N/A	None

1 Trustees and Officers of the Fund serve until their resignation, removal or retirement.

2 This includes all directorships (other than those in the Trust) that are held by each trustee as a director of a public company or a registered investment company.

3 "Interested Persons" within the meaning of the 1940 Act on the basis of their affiliation with the Investment Adviser, Diamond Hill Capital Management, Inc., or its affiliated entities.

FUND SHARES OWNED BY TRUSTEES AS OF DECEMBER 31, 2006

	Dollar Range of Fund Shares Owned[1]	Dollar Range of Fund Shares Owned[1]	Dollar Range of Fund Shares Owned[1]	Dollar Range of Fund Shares Owned[1]	Dollar Range of Fund Shares Owned[1]
Name of Trustee	Diamond Hill Small Cap Fund	Diamond Hill Large Cap Fund	Diamond Hill Long-Short Fund	Diamond Hill Financial Long-Short Fund	Diamond Hill Strategic Income Fund	Aggregate Dollar Range[1] of Shares Owned in All Funds Within the Trust Overseen by Trustee
"Non-Interested" Trustees: Elizabeth P. Kessler	$10,000-$50,000	None	None	None	None	$10,000-$50,000
Thomas E. Line	$10,000-$50,000	None	$10,000-$50,000	None	None	$10,000-$50,000
D’Ray Moore[2]	None	None	None	None	None	None
George A. Skestos	None	None	$10,000-$50,000	None	None	$10,000-$50,000

1 Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000 and over $100,000.

2 D’Ray Moore became a Trustee on August 16, 2007, and as of August 31, 2007 she owned between $1 and $10,000 in the Diamond Hill Long-Short Fund.

The compensation paid to the Trustees for the fiscal year ended December 31, 2006 is set forth in the following table:

COMPENSATION TABLE

Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expense	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust Paid to Trustee
Elizabeth P. Kessler	$14,000	None	None	$14,000
Thomas E. Line	$16,250	None	None	$16,250
D’Ray Moore[1]	—	None	None	—
George A. Skestos	$14,000	None	None	$14,000

1 D’Ray Moore became a Trustee on August 16, 2007.

The Trust has a policy that 100% of Trustee Compensation must be reinvested in the Diamond Hill Funds and remain invested for the entire term of their trusteeship.

All Trustees are members of the Audit Committee and Nominating and Administration Committee. The Board has two standing committees: an Audit Committee and a Nominating and Administration Committee.

The Audit Committee’s function is to oversee the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; to oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof; and to act as a liaison between the Trust’s independent registered public accounting firm and the full Board of Trustees. The Audit Committee held two regularly scheduled meetings during the fiscal year ended December 31, 2006.

The Nominating and Administration Committee’s function is to make nominations for membership on all committees and review committee assignments at least annually. The Committee also reviews as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee makes recommendations for any such action to the full Board. The Nominating and Administration Committee held two regularly scheduled meeting during the fiscal year ended December 31, 2006.

As of April 30, 2007 the Trustees and Officers of the Trust as a group owned less than 1% of all of the classes of all of the Funds.

The Trust, the Adviser and the principal underwriter have each adopted a Code of Ethics (the “Code”) under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the Securities and Exchange Commission or by calling the Funds at 1-888-226-5595.

Proxy Voting Policies and Procedures

General Policy

The Adviser has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, consistent with its fiduciary obligations. The Trust has delegated proxy voting responsibilities with respect to each of the Funds to the Adviser, subject to the general oversight of the Board and the Proxy Policy has been approved by the Trustees of the Trust as the policies and procedures that the Adviser will use when voting proxies on behalf of the Funds. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised prudently and solely in the best economic interests of the Funds and their shareholders considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. Any conflict between the best economic interests of the Funds and the Adviser’s interests will be resolved in the Fund’s favor pursuant to the Proxy Policy.

The Proxy Policy sets forth the Adviser’s voting guidelines. The guidelines indicate the Adviser’s willingness to vote with management on matters of a routine administrative nature. Regarding non-routine proposals, the Adviser is generally opposed to such proposals if they involve an economic cost to the company or restrict management’s freedom to operate in the best interests of its shareholders. Accordingly, the Adviser will generally vote with management on non-routine proposals. Each vote is ultimately determined on a case-by-case basis, taking into consideration all relevant facts and circumstances at the time of the vote.

How to Obtain More Information

Investors may obtain a copy of the proxy voting policies and procedures by writing to the Registrant at 325 John H. McConnell Boulevard, Suite 200, Columbus, OH 43215 or by calling the Trust at 1-888-226-5595. Information about how the Fund’s voted proxies relating to portfolio securities held during the year July 1, 2003 through June 30, 2004 is available without charge, upon request, by calling the Trust at 1-888-226-5595, on the Funds’ website, www.diamond-hill.com, and on the SEC’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for each Fund's portfolio decisions and the placing of each Fund's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for a Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to a Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom a Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Funds. Although research services and other information are useful to the Funds and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Funds under each Management Agreement.

While the Funds do not deem it practicable and in their best interests to solicit competitive bids for commission rates on each transaction, consideration is regularly given to posted commission rates as well as other information concerning the level of commissions charged on comparable transactions by qualified brokers. A Fund has no obligation to deal with any broker or dealer in the execution of its transactions.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

When a Fund and another of the Adviser's clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined ("blocked") basis. Blocked transactions can produce better execution for a Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. Transactions of advisory clients (including the Funds) may also be blocked with those of the Adviser. The Adviser and their affiliates will be permitted to participate in the blocked transaction only after all orders of advisory clients (including the Funds) are filled.

Consistent with the Conduct Rules of the Financial Industry Regulatory Authority, the Adviser may not give consideration to sales of shares of the Funds as a factor in selecting brokers and dealers to execute portfolio transactions. However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell Fund shares so long as such placements are made pursuant to policies approved by the Board of Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

The Funds paid the following brokerage commissions for the following fiscal periods:

	Fiscal Year Ended December 31, 2006	Fiscal Year Ended December 31, 2005	Fiscal Year Ended December 31, 2004
Small Cap Fund	$ 249,167	$150,718	$31,068
Small-Mid Cap Fund	$ 13,344	-	-
Large Cap Fund	$ 182,731	$ 42,346	$ 7,898
Select Fund	$ 17,712	-	-
Long-Short Fund	$1,509,805	$285,429	$68,340
Financial Long-Short Fund	$ 16,226	$ 5,969	$11,367
Strategic Income Fund	$ 12,807	$ 20,940	$10,086

Portfolio Holdings Disclosure

The Funds disclose portfolio holdings as described in the Prospectus. After such information is released to the public as described in the Prospectus, it may be included in marketing materials, advertisements and presentations. In addition to the policies described in the Prospectus, the Funds may release portfolio holdings to service providers of the Funds or Diamond Hill Capital Management and others, including, without limitation, rating agencies, pricing services, and proxy voting service providers. Service providers also include accountants, attorneys, and custodians. Such holdings are released under conditions of confidentiality. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Portfolio holdings of each Fund will be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year ending December 31 will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the fiscal quarter ending March 31 will be filed on Form N-Q; (iii) portfolio holdings as of the end of the six-month period ending June 30 will be filed as part of the semi-annual report filed on Form N-CSR; and (iv) portfolio holdings as of the end of the fiscal quarter ending September 30 will be filed on Form N-Q. The Trust’s Form N-CSRs and Form N-Qs will be available on the SEC’s website at www.sec.gov.

The Funds also include information concerning the Funds’ top ten holdings in marketing materials that are posted on www.diamond-hill.com generally no later than 10 business days after the end of each calendar quarter. After this information has been made available to the public by means of posting on that website, it may also be included in other advertising and marketing material concerning the Funds. Finally, the Funds release information concerning any and all portfolio holdings when required by law. Such releases may include providing information concerning holdings of a specific security to the issuer of such security.

DISTRIBUTION PLANS

The Trust has adopted plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, applicable to its Class A and Class C shares, which permits its Funds to pay for certain distribution and promotion activities related to marketing their shares. Pursuant to the Plans, each Fund will pay its or principal underwriter a fee for the principal underwriter’s services in connection with the sales and promotion of the Fund, including its expenses in connection therewith, at an annual rate of 0.25% of the average daily net assets of the Class A shares and 0.75% of the average daily net assets of the Class C shares. In addition, each Fund will pay its principal underwriter a service fee at the annual rate of 0.25% of the average daily net assets of the Class C shares. Payments received by the principal underwriter pursuant to the Plans may be greater or less than distribution expenses incurred by the principal underwriter with respect to the applicable class and are in addition to fees paid by each Fund pursuant to its Management Agreement and Administration Agreement. The principal underwriter may in turn pay others for distribution and shareholder servicing as described below.

Under the Plans, the Trust may engage in any activities related to the distribution of Fund shares, including without limitation the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisors and others that are engaged in the sale of Shares, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of Shares, or that hold Shares for shareholders in omnibus accounts or as shareholders of record or provide shareholder support or administrative services to a Fund and its shareholders, or for rendering shareholder support services, including allocated overhead, office space and equipment, telephone facilities and expenses, answering routine inquiries regarding the Trust, processing shareholder transactions, and providing such other shareholder services as the Trust may request; (b) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to the Plans) who engage in or support distribution of Shares; (c) costs of preparing, printing and distributing Fund prospectuses and statements of additional information and reports for recipients other than existing Fund shareholders; (d) costs of formulating and implementing marketing and promotional activities, including sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) costs of preparing, printing and distributing sales literature; (f) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may deem advisable; and (g) costs of implementing and operating the Plans. The Funds do not participate in any joint distribution activities with other mutual funds.

The Trustees expect that the Plans will encourage distribution of the Funds’ Class A Class C shares. It is also anticipated that an increase in the size of a Fund will facilitate more efficient portfolio management and assist a Fund in seeking to achieve its investment objective.

The Plans have been approved by the Funds’ Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Funds and who have no direct or indirect financial interest in the Plans or any related agreement, by a vote cast in person. Continuation of the Plans and the related agreements must be approved by the Trustees annually, in the same manner, and a Plan or any related agreement may be terminated at any time without penalty by a majority of such independent Trustees or by a majority of the outstanding shares of the applicable class. Any amendment increasing the maximum percentage payable under a Plan or other material change must be approved by a majority of the outstanding shares of the applicable class, and all other material amendments to a Plan or any related agreement must be approved by a majority of the independent Trustees. James Laird and Gary Young, officers of the Trust, may benefit indirectly from payments received by the Adviser under certain of the Plans because of their relationships with the Adviser and its affiliates.

The tables below state the amounts paid under each Trust’s distribution plans for the identified goods and services during the fiscal year ended December 31, 2006.

DISTRIBUTION PLAN EXPENSES PAID BY THE SMALL CAP FUND

Type of Expense	Amount Paid

	Class A Shares		Class C Shares
Advertising	$		$
Printing and Mailing of Prospectuses	$		$
Compensation to Underwriters	$		$
Compensation to Broker-Dealers		$1,031,234		$387,687
Compensation to Sales Personnel	$		$
Interest, Carrying, or Other Financing Charges	$		$
Other	$		$
Total		$1,031,234		$387,687

DISTRIBUTION PLAN EXPENSES PAID BY THE SMALL-MID CAP FUND

Type of Expense	Amount Paid
	Class A Shares		Class C Shares
Advertising	$		$
Printing and Mailing of Prospectuses	$		$
Compensation to Underwriters	$		$
Compensation to Broker-Dealers		$16,535		$16,680
Compensation to Sales Personnel	$		$
Interest, Carrying, or Other Financing Charges	$		$
Other	$		$
Total		$16,535		$16,680

DISTRIBUTION PLAN EXPENSES PAID BY THE LARGE CAP FUND

Type of Expense	Amount Paid
	Class A Shares		Class C Shares
Advertising	$		$
Printing and Mailing of Prospectuses	$		$
Compensation to Underwriters	$		$
Compensation to Broker-Dealers		$581,474		$161,697
Compensation to Sales Personnel	$		$
Interest, Carrying, or Other Financing Charges	$		$
Other	$		$
Total		$581,474		$161,697

DISTRIBUTION PLAN EXPENSES PAID BY THE SELECT FUND

Type of Expense	Amount Paid

	Class A Shares		Class C Shares
Advertising	$		$
Printing and Mailing of Prospectuses	$		$
Compensation to Underwriters	$		$
Compensation to Broker-Dealers		$21,536		$38,537
Compensation to Sales Personnel	$		$
Interest, Carrying, or Other Financing Charges	$		$
Other	$		$
Total		$21,536		$38,537

DISTRIBUTION PLAN EXPENSES PAID BY THE LONG-SHORT FUND

Type of Expense	Amount Paid
	Class A Shares		Class C Shares
Advertising	$		$
Printing and Mailing of Prospectuses	$		$
Compensation to Underwriters	$		$
Compensation to Broker-Dealers		$1,240,259		$1,222,585
Compensation to Sales Personnel	$		$
Interest, Carrying, or Other Financing Charges	$		$
Other		$59,967		$265,383
Total		$1,240,259		$1,222,585

DISTRIBUTION PLAN EXPENSES PAID BY THE FINANCIAL LONG-SHORT FUND

Type of Expense	Amount Paid
	Class A Shares		Class C Shares
Advertising	$		$
Printing and Mailing of Prospectuses	$		$
Compensation to Underwriters	$		$
Compensation to Broker-Dealers		$62,530		$31,066
Compensation to Sales Personnel	$		$
Interest, Carrying, or Other Financing Charges	$		$
Other	$		$
Total		$62,530		$31,066

DISTRIBUTION PLAN EXPENSES PAID BY THE STRATEGIC INCOME FUND

Type of Expense	Amount Paid
	Class A Shares		Class C Shares
Advertising	$		$
Printing and Mailing of Prospectuses	$		$
Compensation to Underwriters	$		$
Compensation to Broker-Dealers		$101,147		$228,319
Compensation to Sales Personnel	$		$
Interest, Carrying, or Other Financing Charges	$		$
Other		$38,396		$79,287
Total		$101,147		$228,319

Financial Intermediaries

The Funds have authorized certain financial intermediaries to accept purchase and redemption orders on their behalf. A Fund will be deemed to have received a purchase or redemption order when a financial intermediary or its designee accepts the order. These orders will be priced at the NAV next calculated after the order is accepted.

The Funds may enter into agreements with financial intermediaries under which the Funds pay the financial intermediaries for services, such as networking, sub-transfer agency and/or omnibus recordkeeping. Payments made pursuant to such agreements generally are based on either (a) a percentage of the average daily net assets of clients serviced by such financial intermediaries, or (b) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather then in lieu of, distribution plan expenses ("Rule 1b-1 fees") and shareholder servicing fees that a financial intermediary may be receiving under an agreement with the Distributor. The Adviser may pay a portion of the fees for networking, sub-transfer agency and/or omnibus accounting at its own expense and out of its legitimate profits.

Payment of Additional Cash Compensation

On occasion, the Adviser or the Distributor may make payments out of their respective resources and legitimate profits, which may include profits the Adviser derives from investment advisory fees paid by the Funds, to financial intermediaries as incentives to market the Funds, to cooperate with the Adviser’s promotional efforts, or in recognition of the provision of administrative services and marketing and/or processing support. These payments are often referred to as “additional cash compensation” and are in addition to the sales charges, Rule 12-1 fees, and payments to financial intermediaries as discussed in above. The payments are made pursuant to agreements between financial intermediaries and the Adviser or Distributor and do not affect the price investors pay to purchase shares of a Fund, the amount a Fund will receive as proceeds from such sales, or the amount of Rule 12b-1 fees and other the expenses paid by a Fund.

Additional cash compensation payments may be used to pay financial intermediaries for: (a) transaction support, including any one-time charges for establishing access to Fund shares on particular trading systems (known as "platform access fees"); (b) program support, such as expenses related to including the Funds in retirement programs, fee-based advisory or wrap fee programs, fund supermarkets, bank or trust company products, and/or insurance programs (e.g., individual or group annuity contracts); (c) placement by a financial intermediary on its offered, preferred, or recommended fund list; (d) marketing support, such as providing representatives of the Adviser or Distributor access to sales meetings, sales representatives and management representatives; (e) firm support, such as business planning assistance, advertising, and assistance with educating sales personnel about the Funds and shareholder financial planning needs; (f) providing shareholder and administrative services; and (g) providing other distribution-related or asset retention services.

Additional cash compensation payments generally are structured as basis point payments on gross or net sales or, in the case of platform access fees, fixed dollar amounts.

For the year ended December 31, 2006, the following broker-dealers offering shares of the Funds, and/or their respective affiliates, received additional cash compensation or similar distribution related payments from the Adviser or Distributor for providing marketing and program support, administrative services, and/or other services as described above:

Merrill Lynch, Pierce, Fenner and Smith, Inc.
Citigroup Global Markets, Inc.

Any additions, modifications, or deletions to this list that may have occurred since December 31, 2006 are not reflected. In addition to member firms of the Financial Industry Regulatory Authority, the Adviser or Distributor also reserves the ability to make payments, as described above, to other financial intermediaries that sell or provide services to the funds and shareholders, such as banks, insurance companies, and plan administrators. These firms are not included in this list and may include affiliates of the Adviser. You should ask your financial intermediary whether it receives additional cash compensation payments, as described above, from the Adviser or Distributor or their respective affiliates.

The Adviser, the Distributor and their affiliates also may pay non-cash compensation to financial intermediaries and their representatives in the form of (a) occasional gifts; (b) occasional meals, tickets or other entertainment; and/or (c) sponsorship support of regional or national conferences or seminars. Such non-cash compensation will be made subject to applicable law.

DETERMINATION OF SHARE PRICE

The price (net asset value) of the shares of a Fund is determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”), generally 4:00 p.m., eastern standard time (“EST”) on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The offering price for orders placed before the close of the NYSE, on each business day the NYSE is open for trading, will be based upon the calculation of the net asset value at the close of regular trading on the NYSE. For orders placed after the close of regular trading on the NYSE, or on a day on which the NYSE is not open for trading, the offering price is based upon the net asset value at the close of the NYSE on the next day thereafter on which the NYSE is open for trading.

The net asset value per share for a class is calculated by adding the value of all securities and other assets of the Fund allocable to the class, deducting liabilities allocable to that class and dividing by the number of that class' shares outstanding.

Domestic Equity Securities

Domestic equity securities (including options, rights, warrants, futures, and options on futures) traded in the over-the-counter market or on a primary exchange shall be valued at the closing price as determined by the primary exchange, typically at 4:00 p.m. EST. If no sale occurred on the valuation date, the securities will be valued at the latest bid quotations as of the closing of the primary exchange, typically at 4:00 p.m. EST. Securities for which quotations are either (1) not readily available or (2) determined by the Advisor to not accurately reflect their value are valued at their fair value using procedures set forth herein. Significant bid-ask spreads, or infrequent trading may indicate a lack of readily available market quotations. Securities traded on more than one exchange will first be valued at the last sale price on the principal exchange, and then the secondary exchange. The NASD National Market System is considered an exchange. Mutual fund investments will be valued at the most recently calculated (current day) NAV.

Foreign and Domestic Fixed Income Securities

Fixed income securities shall be valued at the latest available quoted sale price available at 4:00 p.m. EST. If no sale occurred on the valuation date, the securities will be valued at the latest bid quotations available at 4:00 p.m. EST.

Securities for which there is no current trade activity and no bid/ask quotations will be valued by an approved independent pricing service based on their proprietary calculation models. These securities are considered to be fair valued based on procedures approved by the Board of Trustees. Securities with less than 61 days to maturity shall be valued at amortized cost. Amortized cost shall not be used if the use of amortized cost would be inappropriate due to credit or other impairments of the issuer.

Securities for which quotations are either (1) not readily available, (2) not provided by an approved pricing service or (3) determined by the Advisor to not accurately reflect their value, are valued at their fair value using procedures set forth herein.

Foreign Equity Securities

Except as noted below, foreign securities are valued in their national currency at the latest available quoted sales price as of the close of trading on the primary foreign exchange (or principal market) or the official close as determined by the primary foreign exchange. In the absence of current trade activity, the securities will be valued at the latest bid quotations. This value is then converted into its U.S. dollar equivalent using the latest foreign exchange bid quotation from FTID as of 4:30 p.m. GMT (11:30 a.m. EST).

U.K. securities, depending on which principal market the security trades, will be valued using the last available sale price or the latest mid-market price. Canadian securities, which are traded both in Canada and the United Sates, are valued at the latest available sale price or absent such a price, the securities will be valued at the latest bid quotations on the exchange in which the security was purchased. Securities traded in South America and Central America shall be valued at their latest sale price as of 4:00 p.m. EST. In the absence of current trade activity, the securities will be valued at the latest bid quotations as of 4:00 p.m. EST.

The Trust may suspend the right of redemption for such periods as are permitted under the 1940 Act and under the following unusual circumstances: (a) when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted, (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable, or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

TAXES

Each Fund has qualified and intends to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Among its requirements to qualify under Subchapter M, each Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities' loans, gains from the disposition of stock or securities, and certain other income.

While the above requirements are aimed at qualification of the Fund as a regulated investment company under Subchapter M of the Code, the Fund also intends to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Fund remains qualified under Subchapter M, it will not be subject to federal income tax to the extent it distributes its taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on the Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While the Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Fund indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes.

Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

INVESTMENT PERFORMANCE

Each Fund may periodically advertise “average annual total return.” The “average annual total return” of a Fund refers to the average annual compounded rate of return over the stated period that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment.

“Average annual total return,” as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of return (over the one, five and ten year periods) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n=ERV

Where:	P	=	a hypothetical $1,000 initial investment
	T	=	average annual total return
	n	=	number of years
	ERV	=	ending redeemable value at the end of the applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

Average annual total return after taxes on distributions is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). The taxable amount and tax character of a distribution may be adjusted to reflect any re-characterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phase-outs of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (pre-liquidation). When considering the average annual total return after taxes on distributions quotations, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund.

Average annual total return after taxes on distributions is calculated pursuant to the following formula, which is prescribed by the SEC:

P(1+T)n=ATVD

Where:	P	=	a hypothetical initial payment of $1,000.
T	=	average annual total return (after taxes on distributions).
n	=	number of years.
ATVD	=
ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

     Average annual total return after taxes on distributions and redemption is calculated pursuant to the following formula, which is prescribed by the SEC:

P(1+T)n=ATVDR

Where:	P	=	a hypothetical initial payment of $1,000.
T	=	average annual total return (after taxes on distributions and redemption).
n	=	number of years.
ATVDR	=
ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods (or fractional portion), after taxes on fund distributions and redemption.

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates, that the maximum sales charge is deducted from the initial $1,000 and that a complete redemption occurs at the end of the applicable period. If a Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

The Funds’ average annual total return, average annual total return after taxes on distributions and average annual total return after taxes on distributions and redemptions for the periods ended December 31, 2006 are as follows:

Diamond Hill Small Cap Fund

	One Year	Five Years	Since Inception[1]
Class A Return Before Taxes	1.68%	15.38%	16.98%
Class A Return after Taxes on Distributions	1.01%	15.08%	16.57%
Class A Return after Taxes on Distributions and Sale of Fund Shares	1.26%	13.42%	14.89%
Class C Return Before Taxes	5.23%	15.71%	17.11%
Class C Return after Taxes on Distributions	4.60%	15.42%	16.71%
Class C Return after Taxes on Distributions and Sale of Fund Shares	3.56%	13.73%	15.01%
Class I Return Before Taxes	7.49%	16.74%	18.13%
Class I Return after Taxes on Distributions	6.67%	16.52%	17.94%
Class I Return after Taxes on Distributions and Sales of Fund Shares	5.09%	14.69%	16.11%

1 Inception date for the Fund is December 29, 2000. The since inception return for Class C shares includes performance of the Fund that was achieved prior to the creation of Class C shares (February 20, 2001), which is the same as the performance for Class A shares through February 20, 2001. The return has been restated for sales charges and for fees applicable to Class C shares, which includes a 1.00% 12b-1 fee.

Diamond Hill Small-Mid Cap Fund

	One Year	Since Inception[1]
Class A Return Before Taxes	4.29%	4.29%
Class A Return after Taxes on Distributions	4.06%	4.06%
Class A Return after Taxes on Distributions and Sale of Fund Shares	2.80%	2.80%
Class C Return Before Taxes	8.08%	8.08%
Class C Return after Taxes on Distributions	7.88%	7.88%
Class C Return after Taxes on Distributions and Sale of Fund Shares	5.25%	5.25%
Class I Return Before Taxes	10.18%	10.18%
Class I Return after Taxes on Distributions	9.86%	9.86%
Class I Return after Taxes on Distributions and Sales of Fund Shares	6.67%	6.67%

1 Inception date for the Fund is December 31, 2005.

Diamond Hill Large Cap Fund

	One Year	Five Years	Since Inception[1]
Class A Return Before Taxes	9.31%	9.97%	9.14%
Class A Return after Taxes on Distributions	8.93%	9.74%	8.93%
Class A Return after Taxes on Distributions and Sale of Fund Shares	6.26%	8.57%	7.86%
Class C Return Before Taxes	13.18%	10.18%	9.28%
Class C Return after Taxes on Distributions	12.91%	10.05%	9.17%
Class C Return after Taxes on Distributions and Sale of Fund Shares	8.71%	8.81%	8.04%
Class I Return Before Taxes	15.49%	11.27%	10.33%
Class I Return after Taxes on Distributions	15.02%	11.15%	10.21%
Class I Return after Taxes on Distributions and Sales of Fund Shares	10.35%	9.81%	9.00%

1 Inception date for the Fund is June 29, 2001. The since inception return for Class C shares includes performance of the Fund that was achieved prior to the creation of Class C shares (September 25, 2001), which is the same as the performance for Class A shares through September 25, 2001. The return has been restated for sales charges and for fees applicable to Class C shares, which includes a 1.00% 12b-1 fee.

Diamond Hill Select Fund

	One Year	Since Inception[1]
Class A Return Before Taxes	7.94%	7.94%
Class A Return after Taxes on Distributions	7.41%	7.41%
Class A Return after Taxes on Distributions and Sale of Fund Shares	5.29%	5.29%
Class C Return Before Taxes	12.11%	12.11%
Class C Return after Taxes on Distributions	11.64%	11.64%
Class C Return after Taxes on Distributions and Sale of Fund Shares	7.93%	7.93%
Class I Return Before Taxes	14.04%	14.04%
Class I Return after Taxes on Distributions	13.39%	13.39%
Class I Return after Taxes on Distributions and Sales of Fund Shares	9.33%	9.33%

1 Inception date for the Fund is December 31, 2005.

Diamond Hill Long-Short Fund

	One Year	Five Years	Since Inception[1]
Class A Return Before Taxes	11.02%	11.66%	10.21%
Class A Return after Taxes on Distributions	9.86%	11.37%	9.88%
Class A Return after Taxes on Distributions and Sale of Fund Shares	7.36%	10.06%	8.79%
Class C Return Before Taxes	14.98%	11.94%	10.25%
Class C Return after Taxes on Distributions	13.86%	11.69%	9.95%
Class C Return after Taxes on Distributions and Sale of Fund Shares	9.91%	10.33%	8.84%
Class I Return Before Taxes	17.37%	13.00%	11.24%
Class I Return after Taxes on Distributions	16.06%	12.69%	11.00%
Class I Return after Taxes on Distributions and Sale of Fund Shares	11.53%	11.25%	9.79%

1 Inception date for the Fund is June 30, 2000. The since inception return for Class C shares includes performance of the Fund that was achieved prior to the creation of Class C shares (February 13, 2001), which is the same as the performance for Class A shares through February 13, 2001. The return has been restated for sales charges and for fees applicable to Class C shares, which includes a 1.00% 12b-1 fee.

Diamond Hill Financial Long-Short Fund

	One Year	Five Years	Since Inception[1]
Class A Return Before Taxes	10.55%	15.32%	12.78%
Class A Return after Taxes on Distributions	9.97%	13.68%	11.64%
Class A Return after Taxes on Distributions and Sale of Fund Shares	7.37%	12.79%	10.88%
Class C Return Before Taxes	14.47%	15.68%	12.63%
Class C Return after Taxes on Distributions	13.97%	14.08%	11.78%
Class C Return after Taxes on Distributions and Sale of Fund Shares	9.88%	13.13%	10.98%
Class I Return Before Taxes	16.37%	16.52%	13.41%
Class I Return after Taxes on Distributions	16.37%	16.52%	13.41%
Class I Return after Taxes on Distributions and Sale of Fund Shares	10.64%	14.59%	12.09%

1 Inception date for the Fund is August 1, 1997. The five year and since inception returns for Class C shares include performance of the Fund that was achieved prior to the creation of Class C shares (June 3, 1999), which is the same as the performance for Class A shares through June 3, 1999. The returns have been restated for sales charges and for fees applicable to Class C shares, which includes a 1.00% 12b-1 fee.

Diamond Hill Strategic Income Fund

	One Year	Since Inception[1]
Class A Return Before Taxes	6.38%	9.62%
Class A Return after Taxes on Distributions	4.26%	7.24%
Class A Return after Taxes on Distributions and Sale of Fund Shares	4.08%	6.85%
Class C Return Before Taxes	8.43%	9.84%
Class C Return after Taxes on Distributions	6.54%	7.68%
Class C Return after Taxes on Distributions and Sale of Fund Shares	5.43%	7.19%
Class I Return Before Taxes	10.74%	10.72%
Class I Return after Taxes on Distributions	8.37%	9.64%
Class I Return after Taxes on Distributions and Sale of Fund Shares	6.90%	8.65%

1 Inception date for the Fund is September 30, 2002.

Nonstandardized Performance

Each Fund may also advertise performance information (a "nonstandardized quotation") that is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. The following returns are for the period since inception of the respective Fund.

December 31, 2006:
Small Cap Fund
Class A	170.07%
Class C	158.14%
Class I	171.99%
Small-Mid Cap Fund
Class A	9.81%
Class C	9.08%
Class I	10.18%
Large Cap Fund
Class A	70.49%
Class C	63.06%
Class I	71.82%
Select Fund
Class A	13.66%
Class C	13.11%
Class I	14.04%
Long-Short Fund
Class A	98.19%
Class C	88.60%
Class I	99.88%
Financial Long-Short Fund
Class C	226.73%
Class A	206.44%
Class I	227.07%
Strategic Income Fund
Class A	53.07%
Class C	49.05%
Class I	54.18%

A nonstandardized quotation may also be an average annual compounded rate of return over a specified period, which may be a period different from those specified for average annual total return. In addition, a nonstandardized quotation may be an indication of the value of a $10,000 investment (made on the date of the commencement of operations of each class of shares of a Fund) as of the end of a specified period. The following returns are for the period since inception of the respective Fund.

December 31, 2006:
Small Cap Fund
Class A	17.99%
Class C	17.11%
Class I	18.13%
Small-Mid Cap Fund
Class A	9.81%
Class C	9.08%
Class I	10.18%
Large Cap Fund
Class A	10.17%
Class C	9.28%
Class I	10.33%
Select Fund
Class A	13.66%
Class C	13.11%
Class I	14.04%
Long-Short Fund
Class A	11.09%
Class C	10.25%
Class I	11.24%
Financial Long-Short Fund
Class A	13.40%
Class C	12.63%
Class I	13.41%
Strategic Income Fund
Class A	10.53%
Class C	9.84%
Class I	10.72%

These nonstandardized quotations do not include the effect of the applicable sales charge which, if included, would reduce the quoted performance. A nonstandardized quotation of total return will always be accompanied by a Fund’s average annual total return as described above.

From time to time, each of the Funds may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

     Yield = 2[(a-b/cd + 1)6 - 1]
Where:
a =	dividends and interest earned during the period
b =	expenses accrued for the period (net of reimbursements)
c =	the average daily number of shares outstanding during the period that were entitled to receive dividends
d =	the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized.

The yields for December 2006 were:
Small Cap Fund
Class A	0.27%
Class C	-0.47%
Class I	0.73%
Large Cap Fund
Class A	0.63%
Class C	0.80%
Class I	1.14%
Long-Short Fund
Class A	0.97%
Class C	0.26%
Class I	1.45%
Financial Long-Short Fund
Class A	1.42%
Class C	0.72%
Strategic Income Fund
Class A	5.14%
Class C	4.53%
Class I	5.95%

The performance quotations described above are based on historical earnings and are not intended to indicate future performance.

A Fund’s investment performance will vary depending upon market conditions, the composition of the Fund’s portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time periods used in calculating nonstandardized investment performance should be considered when comparing a Fund’s performance to those of other investment companies or investment vehicles. The risks associated with a Fund’s investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue.

Each Fund may also include in advertisements data comparing performance with other mutual funds as reported in non-related investment media, published editorial comments and performance rankings compiled by independent organizations and publications that monitor the performance of mutual funds (such as Lipper Analytical Services, Inc., Morningstar, Inc., Fortune or Barron’s). Performance information may be quoted numerically or may be presented in a table, graph or other illustration. With respect to the Indexes, shareholders should be aware that the Funds invest in other securities that are not included in the Indexes. The performance of the Indexes should not be considered indicative of future performance of the Funds.

From time to time, in advertisements, sales literature and information furnished to present or to prospective shareholders, the performance of a Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Fund or considered to be representative of the stock market in general.

In addition, the performance of each Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of a Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.

CUSTODIAN

U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is Custodian of each Fund's investments. The Custodian acts as each Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at each Fund's request and maintains records in connection with its duties.

SUB-ADMINISTRATOR, SUB-FUND ACCOUNTANT AND SUB-TRANSFER AGENT

Integrated Investment Services, Inc. (“Integrated”), 303 Broadway, Suite 900, Cincinnati, Ohio 45202, pursuant to the Administration, Accounting and Transfer Agency Agreement (the “Sub-Administration Agreement”) entered into between Integrated and the Adviser, acts as the Funds’ sub-transfer agent and, in such capacity, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent and performs other accounting and shareholder service functions. Integrated also acts as the Funds’ sub-administrator and, in such capacity, manages the Funds’ business affairs. In addition, Integrated., in its capacity as fund sub-accountant, provides the Fund with certain monthly reports, record-keeping and other management-related services. Fees of Integrated are paid by the Adviser under the Administration Agreement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Ernst & Young LLP, Cincinnati, Ohio, 45202 has been selected as independent registered public accounting firm for the Trust for the fiscal year ending December 31, 2007. Ernst & Young LLP performs an annual audit of the Funds’ financial statements and advises the Funds as to certain accounting matters.

DISTRIBUTOR

IFS Fund Distributors, Inc., 303 Broadway, Suite 1100, Cincinnati, Ohio 45202 (the “Distributor”), is the Trust’s principal underwriter and exclusive agent for distribution of the Funds’ shares. The Distributor is obligated to sell shares of the Funds on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis. The Distributor is obligated to sell shares of each Fund on a best efforts basis only against purchase orders for the shares. Shares of each Fund are offered to the public on a continuous basis.

Prior to April 30, 2004 Diamond Hill Securities, Inc. (“DHS”), 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215, a wholly-owned subsidiary of the Adviser, was the Trust’s principal underwriter and exclusive agent for distribution of shares of each Fund. DHS was paid the following commissions for effecting sales of the Funds:

January 1, 2004 - April 30, 2004
Small Cap Fund	$11,354
Large Cap Fund	$ 2,492
Long-Short Fund	$20,530
Financial Long-Short Fund	$ 8,563
Strategic Income Fund	$ 6,394

IFS Fund Distributors, Inc. was paid the following commissions for effecting sales of shares of the Funds:

	2006	2005	April 30, 2004 - December 31, 2004
Small Cap Fund	$29,400	$104,528	$52
Small-Mid Cap Fund	$7,194	$-	$-
Large Cap Fund	$19,652	$12,857	$37
Select Fund	$2,517	$-	$-
Long-Short Fund	$185,777	$91,804	$-
Financial Long-Short Fund	$6,952	$18,817	$1,012
Strategic Income Fund	$5,348	$15,316	$5,200

James F. Laird, President of the Trust is a Director, President, Treasurer and Chief Financial Officer of DHS.

PRINCIPAL HOLDERS OF OUTSTANDING SHARES

As of April 11, 2007, the following persons owned of record, or are know to own beneficially, 5% or more of a class of the Fund's outstanding shares:

Diamond Hill Small Cap Fund Class A

Shareholder Name, Address	% Ownership

Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, California 94104	19.56%

Prudential Investment Management Services 100 Mulberry Street Newark, New Jersey	18.37%

Priac 801 Pennsylvanna Kansas City, MO 64105	7.14%

Diamond Hill Small Cap Fund Class I

Shareholder Name, Address	% Ownership

Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, California 94104	47.63%

National City Bank P.O. Box 94984 Cleveland, OH 44101	7.70%

GPC Securities P.O. Box 105117 Atlanta, GA 30348	5.82%

As of April 11, 2007, Charles Schwab & Co., Inc. may be deemed to control Diamond Hill Small Cap Fund Class I because it owns beneficially more than 25% of the Fund’s outstanding shares. As a result, Charles Schwab & Co. Inc. may have the ability to control the outcome of certain proposals submitted to the shareholders for approval.

Diamond Hill Small-Mid Cap Fund Class A

Shareholder Name, Address	% Ownership

Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, California 94104	7.55%

Diamond Hill Small-Mid Cap Fund Class C

Shareholder Name, Address	% Ownership

Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Drive E Jacksonville, FL 32246	5.23%

Diamond Hill Small-Mid Cap Fund Class I

Shareholder Name, Address	% Ownership

Mitra & Company 11270 West Park Plaza Milwaukee, WI 53224	22.87%

First Clearing LLC 3021 Gold Star Drive Long Beach, CA 90810	13.14%

First Clearing LLC 2883 Brannick Place San Diego, CA 92122	6.94%

Union Bank Trust P.O. Box 85484 San Diego, CA 92186	7.20%

Union Bank Trust P.O. Box 85484 San Diego, CA 92186	7.78%

Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, California 94104	27.73%

As of April 11, 2007, Charles Schwab & Co., Inc. may be deemed to control Diamond Hill Small-Mid Cap Fund Class I because each owns beneficially more than 25% of the Fund’s outstanding shares. As a result, Charles Schwab & Co., Inc. may have the ability to control the outcome of certain proposals submitted to the shareholders for approval.

Diamond Hill Large Cap Fund Class A

Shareholder Name, Address	% Ownership

Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, California 94104	17.07%

PFPC Inc. 760 Moore Road King of Prussia, Pennsylvania 19406	31.97%

As of April 11, 2007, PFPC Inc. may be deemed to control Diamond Hill Large Cap Fund Class A because each owns beneficially more than 25% of the Fund’s outstanding shares. As a result, PFPC Inc. may have the ability to control the outcome of certain proposals submitted to the shareholders for approval.

Diamond Hill Large Cap Fund Class C

Shareholder Name, Address	% Ownership

Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Drive E Jacksonville, FL 32246	9.11%

Diamond Hill Large Cap Fund Class I

Shareholder Name, Address	% Ownership

Wachovia Bank 1525 West Charlotte, NC 28288	5.77%

Patterson Company 1525 West Charlotte, NC 28288	20.73%

Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, California 94104	34.87%

Wachovia Bank 1525 West Charlotte, NC 28288	7.42%

As of April 11, 2007, Charles Schwab & Co. Inc. may be deemed to control Diamond Hill Large Cap Fund Class I because it owns beneficially more than 25% of the Fund’s outstanding shares. As a result, Charles Schwab & Co. Inc. may have the ability to control the outcome of certain proposals submitted to the shareholders for approval.

Diamond Hill Select Fund Class A

Shareholder Name, Address	% Ownership

National Financial Services LLC 3293 Birchfield Court Marietta, GA 30068	5.53%

National Financial Services LLC 1073 Mill Pointe Bogart, GA 30622	5.60%

National Financial Services LLC Windy Hill Court, Suite 2300 Birmingham, AL 35209	11.36%

National Financial Services LLC 104 Ridgeview Drive Lagrange, GA 30240	7.30%

National Financial Services LLC 160 Oakbend Court Athens, GA 30606	9.05%

National Financial Services LLC 133 Main Street Lagrange, GA 30240	8.96%

National Financial Services LLC 1302 Deerbrook Drive Valdosta, GA 31602	5.11%

National Financial Services LLC 75 Concord Drive Lagrange, GA 30240	5.14%

National Financial Services LLC P.O. Box 1718 Loganville, GA 30052	8.25%

Diamond Hill Select Fund Class C

Shareholder Name, Address	% Ownership

National Financial Services LLC 1001 Brookwood Ave Columbus, GA 31906	15.14%

National Financial Services LLC 2272 Forest Glade Drive Stone Mountain, GA 30087	8.11%

National Financial Services LLC 6 Stone Shoal Court Columbus, GA 31904	6.22%

National Financial Services LLC 135 Durango Road Destin, FL 32541	9.10%

National Financial Services LLC 255 Yorktown Circle Duluth, GA 30097	10.35%

National Financial Services LLC 16845 SE 65th Street Ocklawaha, FL 32179	7.68%

National Financial Services LLC 4 Pasadena, CA 91105	10.03%

National Financial Services LLC 1510 Eversedge Drive Alpharetta, GA 30004	8.92%

National Financial Services LLC 1001 Brookwood Ave Columbus, GA 31906	5.34%

Diamond Hill Select Fund Class I

Shareholder Name, Address	% Ownership

Raymond James Associates, Inc. 880 Carillon Parkway St. Petersburg, FL	10.85%

Dingle Company P.O. Box 75000 Detroit, MI 48275	11.52%

Stifel Nicolaus Company, Inc. 501 North Broadway St. Louis, MO 63102	11.41%

Stifel Nicolaus Company, Inc. 501 North Broadway St. Louis, MO 63102	5.57%

Stifel Nicolaus Company, Inc. 501 North Broadway St. Louis, MO 63102	11.18%

Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Drive E Jacksonville, FL 32246	6.11%

Raymond James Associates, Inc. 880 Carillon Parkway St. Petersburg, FL	6.67%

Diamond Hill Capital Management Inc. 325 John H. McConnell Boulevard, Suite 200 Columbus, Ohio 43215	9.60%

Diamond Hill Long-Short Fund Class A

Shareholder Name, Address	% Ownership

Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, California 94104	29.95%

As of April 11, 2007, Charles Schwab & Co. Inc. may be deemed to control Diamond Hill Long-Short Fund Class A because it owns beneficially more than 25% of the Fund’s outstanding shares. As a result, Charles Schwab & Co. Inc. may have the ability to control the outcome of certain proposals submitted to the shareholders for approval.

Diamond Hill Long-Short Fund Class C

Shareholder Name, Address	% Ownership

Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Drive E Jacksonville, FL 32246	16.31%

Diamond Hill Long-Short Fund Class I

Shareholder Name, Address	% Ownership

Prudential Investment Management 100 Mulberry Street Newark, NJ 07102	9.03%

Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, California 94104	32.83%

Merrill Lynch Pierce & Smith 4800 Deer Lake Drive E Jacksonville, FL 32246	12.69%

As of April 11, 2007, Charles Schwab & Co. Inc. may be deemed to control Diamond Hill Long-Short Fund Class I because it owns beneficially more than 25% of the Fund’s outstanding shares. As a result, Charles Schwab & Co. Inc. may have the ability to control the outcome of certain proposals submitted to the shareholders for approval.

Diamond Hill Financial Long-Short Fund Class A

Shareholder Name, Address	% Ownership

Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, California 94104	24.41%

Diamond Hill Financial Long-Short Fund Class C

Shareholder Name, Address	% Ownership

National Financial Services LLC P.O. Box 1354 Mobile, AL 36633	5.01%

Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Drive E Jacksonville, FL 32246	16.46%

Diamond Hill Financial Long-Short Fund Class I

Shareholder Name, Address	% Ownership

Diamond Hill Capital Management Inc. 325 John H. McConnell Boulevard, Suite 200 Columbus, Ohio 43215	100.00%

As of April 11, 2007, Diamond Hill Capital Management, Inc. may be deemed to control Diamond Hill Strategic Income Fund Class I because it owns beneficially more than 25% of the Fund’s outstanding shares. As a result, Diamond Hill Capital Management, Inc. may have the ability to control the outcome of certain proposals submitted to the shareholders for approval.

Diamond Hill Strategic Income Fund Class A

Shareholder Name, Address	% Ownership

Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, California 94104	48.18%

As of April 11, 2007, Charles Schwab & Co. Inc. may be deemed to control Diamond Hill Strategic Income Fund Class A because it owns beneficially more than 25% of the Fund’s outstanding shares. As a result, Charles Schwab & Co. Inc. may have the ability to control the outcome of certain proposals submitted to the shareholders for approval.

Diamond Hill Strategic Income Fund Class C

Shareholder Name, Address	% Ownership

Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Drive E Jacksonville, FL 32246	7.78%

Diamond Hill Strategic Income Fund Class I

Shareholder Name, Address	% Ownership

Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, California 94104	42.15%

Fifth Third Bank P.O. Box 3385 Cincinnati, OH 45263	11.54%

As of April 11, 2007, Charles Schwab & Co. Inc. may be deemed to control Diamond Hill Strategic Income Fund Class I because it owns beneficially more than 25% of the Fund’s outstanding shares. As a result, Charles Schwab & Co. Inc. may have the ability to control the outcome of certain proposals submitted to the shareholders for approval.

FINANCIAL STATEMENTS

The financial statements and independent registered public accounting firms’ report required to be included in this Statement of Additional Information are incorporated herein by reference to the Annual Report to Shareholders of the Diamond Hill Small Cap Fund, Diamond Hill Small-Mid Cap Fund, Diamond Hill Large Cap Fund, Diamond Hill Select Fund, Diamond Hill Long-Short Fund, Diamond Hill Financial Long-Short Fund and Diamond Hill Strategic Income Fund for the fiscal year ended December 31, 2006. The Funds will provide the Annual Report without charge at written request or request by telephone.